     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2000


                                                      REGISTRATION NO. 333-45813
                                                                       811-08641

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2    /X/
                            ------------------------

                        EQUITRUST LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;



    /X/ ON MAY 1, 2000 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;

    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        EQUITRUST LIFE VARIABLE ACCOUNT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2000



Equitrust Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this prospectus. Equitrust ("we," "us" or "our") designed the Policy: (1) to provide lifetime insurance protection to age 115; and (2) to permit the purchaser of a Policy ("you," or "your") to vary premium payments and adjust the death proceeds payable under the Policy.



Under the Policy, we will pay:


    -  death proceeds upon the insured's death, and


    - a net surrender value or net accumulated value upon complete surrender or partial withdrawal of the Policy.



You may allocate net premiums under a Policy to one or more of the subaccounts of Equitrust Life Variable Account (the "Variable Account"). Death proceeds may, and accumulated value will, vary with the investment experience of the Variable Account. Each subaccount invests exclusively in shares of the investment options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this prospectus.



EquiTrust Variable Insurance               T. Rowe Price Equity Series, Inc.:
  Series Fund:                               Equity Income Portfolio
  Value Growth Portfolio                     Mid-Cap Growth Portfolio
  High Grade Bond Portfolio                  New America Growth Portfolio
  High Yield Bond Portfolio                  Personal Strategy Balanced Portfolio
  Money Market Portfolio                     T. Rowe Price International
  Blue Chip Portfolio                        Series, Inc.:
                                             International Stock Portfolio
                         Dreyfus Variable Investment Fund:
                               Appreciation Portfolio
                            Disciplined Stock Portfolio
                            Growth and Income Portfolio
                           International Equity Portfolio
                                Small Cap Portfolio


You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.


Please carefully consider replacing any existing insurance with the policy. EquiTrust does not claim that investing in the policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this prospectus carefully and retain it for future reference.

                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                              ------------
DEFINITIONS.................................................            3
SUMMARY OF THE POLICY.......................................            5
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...            9
      EquiTrust Life Insurance Company......................            9
      The Variable Account..................................            9
      Investment Options....................................           10
      Addition, Deletion or Substitution of Investments.....           13
THE POLICY..................................................           14
      Purchasing the Policy.................................           14
      Premiums..............................................           14
      Examination of Policy (Cancellation Privilege)........           16
      Policy Lapse and Reinstatement........................           16
      Special Transfer Privilege............................           17
POLICY BENEFITS.............................................           17
      Accumulated Value Benefits............................           17
      Transfers.............................................           20
      Loan Benefits.........................................           20
      Death Proceeds........................................           22
      Accelerated Payments of Death Proceeds................           24
      Benefits at Maturity..................................           25
      Payment Options.......................................           26
CHARGES AND DEDUCTIONS......................................           27
      Premium Expense Charge................................           27
      Monthly Deduction.....................................           28
      Transfer Charge.......................................           30
      Partial Withdrawal Fee................................           30
      Surrender Charge......................................           30
      Variable Account Charges..............................           30
THE DECLARED INTEREST OPTION................................           31
      General Description...................................           31
      Declared Interest Option Accumulated Value............           31
      Transfers, Partial Withdrawals, Surrenders and Policy
        Loans...............................................           32
GENERAL PROVISIONS..........................................           32
      The Contract..........................................           32
      Incontestability......................................           32
      Change of Provisions..................................           32
      Misstatement of Age or Sex............................           33
      Suicide Exclusion.....................................           33
      Annual Report.........................................           33
      Non-Participation.....................................           33
      Ownership of Assets...................................           33
      Written Notice........................................           33
      Postponement of Payments..............................           33
      Continuance of Insurance..............................           34
      Ownership.............................................           34
      The Beneficiary.......................................           34
      Changing the Policyowner or Beneficiary...............           35
      Additional Insurance Benefits.........................           35

                                                                  PAGE
                                                              ------------
DISTRIBUTION OF THE POLICIES................................           35
FEDERAL TAX MATTERS.........................................           36
      Introduction..........................................           36
      Tax Status of the Policy..............................           36
      Tax Treatment of Policy Benefits......................           36
      Possible Tax Law Change...............................           38
      Taxation of the Company...............................           38
      Employment-Related Benefit Plans......................           39
ADDITIONAL INFORMATION......................................           39
FINANCIAL STATEMENTS........................................           43
ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES......   Appendix A
DEATH BENEFIT OPTIONS.......................................   Appendix B
MAXIMUM SURRENDER CHARGES...................................   Appendix C


                   The Policy is not available in all States.

This prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.


COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.


DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:


    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.


GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.


HOME OFFICE: The Company's principal offices at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

MATURITY DATE: The Insured Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"). The Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% at the amount withdrawn.


POLICY: The flexible premium variable life insurance policy we offer and describe in this prospectus, which term includes the Policy described in this prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.


POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.


POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.


POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

--------------------------------------------------------------------------------

SUMMARY OF THE POLICY
--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $50,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Accumulated Value may increase or decrease, depending upon the investment experience of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.


    - CANCELLATION PRIVILEGE. You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you received it. We will refund you the greater of:


         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

THE VARIABLE ACCOUNT

    - The Variable Account has 15 Subaccounts, each of which invests exclusively in one of the following Investment Options offered by the
        Funds:


        -  Value Growth Portfolio                             -  Personal Strategy Balanced Portfolio

        -  High Grade Bond Portfolio                          -  International Stock Portfolio

        -  High Yield Bond Portfolio                          -  Appreciation Portfolio

        -  Money Market Portfolio                             -  Disciplined Stock Portfolio

        -  Blue Chip Portfolio                                -  International Equity Portfolio

        -  Equity Income Portfolio                            -  Small Cap Portfolio

        -  Mid-Cap Growth Portfolio                           -  Growth and Income Portfolio

        -  New America Growth Portfolio


    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial premium to the Declared Interest Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium that (when reduced by the premium expense charge) is enough to pay the first monthly deduction.

    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")


    - Your Policy provides for a Accumulated Value. A Policy's Accumulated Value varies to reflect:


         -   the amount and frequency of premium payments,

         -   the investment experience of the Subaccounts,

         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Accumulated
        Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

    - The first transfer in a Policy Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.

    - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocation of Net Premiums.")

LOANS (SEE POLICY BENEFITS--"LOAN BENEFITS.")

    - You may borrow up to 90% of the Policy's Accumulated Value, less any previously outstanding Policy Debt.


    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.


    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest equal to the greater of 4% or the current effective loan interest value minus no more than 3%.

    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a Premium Expense Charge equal to a maximum of 7% of each premium up to the Target Premium and 2% of each Premium in excess of the Target Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge,

         -   the cost of any additional insurance benefits added by rider, and

         -   a $5 policy expense charge.

    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge of $0.05 per $1,000 of Specified Amount.

    - We apply a $5 first year monthly expenses charge during the first 12 Policy Months.

    - Upon partial withdrawal of a Policy we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first ten Policy Years as well as during the first ten Policy Years following an increase in Specified Amount we apply a charge per $1,000 of Specified Amount which varies by age, sex, underwriting category and Policy Year (see "APPENDIX C-- Maximum Surrender Charges").

    - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.


    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 1999.



                                                                              ADVISORY         OTHER          TOTAL
INVESTMENT OPTION                                                               FEE          EXPENSES       EXPENSES
EquiTrust Variable Insurance Series Fund
  Value Growth                                                                  0.45%          0.12%          0.57%
  High Grade Bond                                                               0.30%          0.18%          0.48%
  High Yield Bond                                                               0.45%          0.15%          0.60%
  Money Market                                                                  0.25%          0.30%          0.55%
  Blue Chip                                                                     0.20%          0.10%          0.30%
T. Rowe Price Equity Series, Inc.
  Equity Income                                                                 0.85%          0.00%          0.85%(1)
  Mid-Cap Growth                                                                0.85%          0.00%          0.85%(1)
  New America Growth                                                            0.85%          0.00%          0.85%(1)
  Personal Strategy Balanced                                                    0.90%          0.00%          0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                                           1.05%          0.00%          1.05%(1)
Dreyfus Variable Investment Fund
  Appreciation Portfolio                                                        0.75%          0.03%          0.78%
  Disciplined Stock Portfolio                                                   0.75%          0.06%          0.81%
  Growth and Income Portfolio                                                   0.75%          0.04%          0.79%
  International Equity Portfolio                                                0.75%          0.27%          1.02%
  Small Cap Portfolio                                                           0.75%          0.03%          0.78%


    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.

OTHER POLICIES

    - We offer other variable life insurance policies that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.


    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as accumulated value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.


    - Death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY


    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 41 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virgina, Wisconsin and Wyoming.

--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 15 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.

EQUITRUST VARIABLE INSURANCE SERIES FUND. Equitrust Investment Management Services, Inc. is this Fund's investment adviser. The fund is comprised of six portfolios, the following five of which are available under the Policy:

PORTFOLIO                              INVESTMENT OBJECTIVE
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation.
                                          Portfolio pursues its objective by investing primarily in
                                          equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on equity, and/or in equity securities that the
                                          investment adviser believes are undervalued by the market
                                          place. Such equity securities may include common stock,
                                          preferred stock and securities convertible or
                                          exchangeable into common stock.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with a high grade portfolio of debt
                                          securities. Portfolio pursues this objective by investing
                                          primarily in debt securities rated AAA, AA or A by
                                          Standard & Poor's, and/or Aaa, Aa or A by Moody's
                                          Investors Service, Inc., and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.

PORTFOLIO                              INVESTMENT OBJECTIVE
High Yield Bond Portfolio              -  This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment
                                          in a portfolio of fixed-income securities rated in the
                                          lower categories of established rating services (commonly
                                          known as "junk bonds"). As a secondary objective, the
                                          Portfolio seeks capital appreciation when consistent with
                                          its primary objective. The Portfolio pursues these
                                          objectives by investing primarily in fixed-income
                                          securities rated Baa or lower by Moody's Investors
                                          Service, Inc., and/or BBB or lower by Standard & Poor's,
                                          or in unrated securities of comparable quality. An
                                          investment in this Portfolio may entail greater than
                                          ordinary financial risk. (See the Fund Prospectus "HIGHER
                                          RISK SECURITIES AND INVESTMENT STRATEGIES--Lower Rated
                                          Debt Securities.")
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. Portfolio
                                          pursues this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE IS NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income.
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies. Because this Portfolio may be invested heavily
                                          in particular stocks or industries, an investment in this
                                          Portfolio may entail relatively greater risk of loss.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.


PORTFOLIO                              INVESTMENT OBJECTIVE
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in established companies considered by the
                                          adviser to have favorable prospects for both increasing
                                          dividends and capital appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap common
                                          stocks with the potential for above-average earnings
                                          growth. The investment adviser defines mid-cap companies
                                          as those whose market capitalization falls within the
                                          range of companies in the Standard & Poor's Mid-Cap 400
                                          Index.
New America Growth Portfolio           -  This Portfolio seeks growth of capital by investing
                                          primarily in the common stocks of companies operating in
                                          sectors the investment adviser believes will be the
                                          fastest-growing in the U.S. Fast growing companies can be
                                          found across an array of industries in today's "new
                                          America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income.

T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.


DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Corporation serves as the investment adviser to the Fund. Fayez Sarofim and Co. serves as the sub-investment adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio. The following Fund portfolios are available under the Contract.



PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio                    consistent with the preservation of capital; current
                                          income is a secondary investment objective. This
                                          Portfolio invests primarily in the common stocks of
                                          domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment results that
Disciplined Stock Portfolio               are greater than the total return performance of
                                          publicly-traded common stocks in the aggregate, as
                                          represented by the Standard & Poor's 500 Composite Stock
                                          Price Index. The Portfolio will use quantitative
                                          statistical modeling techniques to construct a portfolio
                                          in an attempt to achieve its investment objective,
                                          without assuming undue risk relative to the broad stock
                                          market.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio               current income and growth of income, consistent with
                                          reasonable investment risk by investing primarily in
                                          equity securities, debt securities and money market
                                          instruments of domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital growth through
International Equity Portfolio            investments in equity securities of foreign issuers
                                          located throughout the world.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio                       investing primarily in common stocks of domestic and
                                          foreign issuers. The Portfolio will be particularly alert
                                          to companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.


    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).


    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

    The effective date of insurance coverage under the Policy will be the later of:

        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at the Home
            Office.

    The Policy Date will be the later of:

        (1)  the date of the initial application, or

        (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.
--------------------------------------------------------------------------------

PREMIUMS


    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.


    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.

    PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")


    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either


             (1) before the date we obtain a signed notice from you that you have received the Policy, or

             (2) before the end of 25 days after the Delivery Date (the date we issue and mail the Policy to you).

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior Accumulated Values.

--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)


    You may cancel the Policy by delivering or mailing written notice or sending a telegram to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.


    With respect to all Policies, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of:

        -   premiums paid, or

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

        - amounts approximating the daily mortality and expense risk charges against the Variable Account.
--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the

    Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE


    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.


--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------


    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.

        -   A partial surrender must be at least $500.

        - A partial surrender cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.


    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").


    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial surrender.

        - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.


        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.



    If Option B is in effect at the time of withdrawal, the partial withdrawals will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.



    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."


    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

    On the Business Day coinciding with or immediately following the date we receive notice that the Policyowner has received the Policy, but no later than 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value set at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:


        (a) is (1) the Net Asset Value of the net assets of the Subaccount at the end of the preceding Valuation Period, PLUS



             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS



             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS



             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS


             (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus.

        - The amount of the transfer must be at least $100, or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.

        - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.
--------------------------------------------------------------------------------

LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.


    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable

    Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

    From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a minimum of ten years.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.


    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three

    Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.


    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")


    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.


    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2)  the Accumulated Value multiplied by the specified amount factor.


    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits Policyowners generally should select Option A.


Under Option B, the death benefit will be equal to the greater of:

    -   the current Specified Amount, or

    - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor.


The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value, rather than increased death benefits, Policyowners generally should select Option B.


Appendix B shows examples illustrating Option A and Option B.


CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")



If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.


We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")


CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's

Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.


CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Accumulated Value.


Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

    - A decrease in the Specified Amount will, subject to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

    - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

    - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.


    - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Accumulated Value.


In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased. A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS


    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.


    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,


        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,



        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and


        (5)  the Endorsement is not effective where:


             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or


             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.


    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.



    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

--------------------------------------------------------------------------------

BENEFITS AT MATURITY


    If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The Maturity Date is Attained Age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

--------------------------------------------------------------------------------

PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option. There are currently five payment options available. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.



    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,


        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.


    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.



    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.


    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.


    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.



    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.



    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.



    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.



    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.



    ALTERNATE PAYMENT OPTION. The Company may make available alternative payment options.


--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume, some of which are described below.

SERVICES AND BENEFITS WE PROVIDE:              -   the death benefit, cash and loan benefits
                                                   under the Policy
                                               -   investment options, including premium
                                                   allocations
                                               -   administration of elective options
                                               -   the distribution of reports to Policyowners

COSTS AND EXPENSES WE INCUR:                   -   costs associated with processing and
                                                   underwriting applications, issuing and
                                                   administering the Policy (including any
                                                   Policy riders)
                                               -   overhead and other expenses for providing
                                                   services and benefits
                                               -   sales and marketing expenses
                                               -   other costs of doing business, such as
                                                   collecting premiums, maintaining records,
                                                   processing claims, effecting transactions,
                                                   and paying Federal, state and local premium
                                                   and other taxes and fees

RISKS WE ASSUME:                               -   that the cost of insurance charges we may
                                                   deduct are insufficient to meet our actual
                                                   claims because Insureds die sooner than we
                                                   estimate
                                               -   that the costs of providing the services
                                                   and benefits under the Policies exceed the
                                                   charges we deduct

    The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Target Premium (or 2% for each premium over the Target Premium) and is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month.

    NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, premium class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

    FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Accumulated Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The first year monthly administrative charge is $0.05 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

    FIRST YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.

--------------------------------------------------------------------------------

TRANSFER CHARGE

    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer.

        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently there is no charge for changing the net premium allocation instructions.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
--------------------------------------------------------------------------------

SURRENDER CHARGE

    We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies by age, sex, underwriting category and Policy Year. We have listed below the maximum Surrender Charge for select ages in various underwriting categories in the first Policy Year.

ISSUE AGE  MALE, TOBACCO   FEMALE, TOBACCO   UNISEX, TOBACCO
   30          17.48            11.40             16.26
   50          44.66            25.82             40.68
   70          57.48            57.48             57.48

    The Surrender Charge is level within each Policy Year. (See "APPENDIX C -- Maximum Surrender Charges.")


    Currently, we waive the Surrender Charge after the first Policy Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 days.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Fund's Investment Option.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------


    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.


    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account.

--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE


    Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a minimum of 10 years. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.


    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or

    Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

--------------------------------------------------------------------------------

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

    We may delay transfers, partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY


    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. (If you reside in Arizona, Minnesota, Oklahoma, Oregon or Wisconsin, there is no exception for fraudulent statements made in the application or supplemental applications.) Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

--------------------------------------------------------------------------------

CHANGE OF PROVISIONS


    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.


    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION


    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating suicide provisions under the new policy.

--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and


        - premiums paid, partial withdrawals made and charges assessed since the last report.


    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences. [See "FEDERAL TAX MATTERS."]
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY


    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.

--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        -  Universal Cost of Living Increase;

        -  Universal Waiver of Charges;

        -  Universal Adult Term Insurance;

        -  Universal Children's Term Insurance; and

        -  Universal Guaranteed Insurability Option.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").


    The maximum sales commission payable to broker-dealers will be 115% of premiums up to the first-year Target Premium and 3% of excess premium in the first year and renewal premiums. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."


    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.


--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.


    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.


        (4) If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.



    Loans from or secured by a Policy that is not a modified endowment contract will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy with a loan spread of 0% is unclear. You should consult your tax adviser about any such loan.


    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


    POLICY LOAN INTEREST. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.


    MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS


    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

--------------------------------------------------------------------------------

VOTING RIGHTS


    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.



    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.


    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 1998, Iowa Farm Bureau Federation owned 56.47% of the outstanding voting shares of FBL Financial Group, Inc.


    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF EQUITRUST LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Edward M. Wiederstein           Farmer; Chairman and Director, FBL Financial Group, Inc.; President
President and Director            and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing and Farm Bureau Agricultural Business Corporation;
                                  Director, Multi-Pig Corporation, Western Agricultural Insurance
                                  Company and other affiliates of the foregoing.
William J. Oddy                 Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer and       Group, Inc.
Director
Jerry C. Downin                 Senior Vice President and Secretary-Treasurer, Iowa Farm Bureau
Senior Vice President,            Federation and other affiliates of the foregoing; Senior Vice
Secretary-Treasurer and           President, Secretary-Treasurer and Management Director, FBL
Director                          Financial Group, Inc.
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President, General    Financial Group, Inc.
Counsel and Director
JoAnn Rumelhart                 Executive Vice President and General Manager--Life Cos., FBL
Executive Vice President,         Financial Group, Inc.
General Manager and Director
Timothy J. Hoffman              Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer
and Director
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer and
Director
James P. Brannen                Vice President-Controller, FBL Financial Group, Inc.
Vice President-Controller
Barbara J. Moore                Vice President-Property/Casualty Operations, FBL Financial
Vice President                    Group, Inc.
John M. Paule                   Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
Lynn E. Wilson                  Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
LouAnn Sandburg                 Vice President-Investments and Assistant Treasurer, FBL Financial
Vice President-Investments and    Group, Inc.
Assistant Treasurer
Thomas E. Burlingame            Vice President-Associate General Counsel, FBL Financial Group, Inc.
Vice President-Associate
General Counsel
Jan Sewright                    Insurance Accounting Vice President, FBL Financial Group, Inc.
Insurance Accounting Vice
President
Dennis M. Marker                Vice President-Investment Administration, FBL Financial Group, Inc.
Vice President-Investment
Administration

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Paul Grinvalds                  Vice President-Life Administration, Appointed Actuary, FBL Financial
Vice President-Life               Group, Inc.
Administration
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President
Don Seibel                      Vice President-Accounting, FBL Financial Group, Inc.
Vice President-Accounting
James E. McCarthy               Trust Sales Vice President, FBL Financial Group, Inc.
Trust Sales Vice President
James M. Mincks                 Vice President-Human Resources, FBL Financial Group, Inc.
Vice President-Human Resources
Scott Shuck                     Vice President-Marketing Services, FBL Financial Group, Inc.
Vice President-Marketing
Services
Jim Streck                      Vice President-Life Underwriting and Issue, FBL Financial
Vice President-Life               Group, Inc.
Underwriting and Issue
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Doug Gumm                       Vice President-Information Technology, FBL Financial Group, Inc.
Vice President-Information
Technology
James A. Pugh                   Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel


--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS


    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.

--------------------------------------------------------------------------------

EXPERTS


    The financial statements of the Variable Account at December 31, 1999 and for the periods disclosed in the financial statements, and the statutory-basis financial statements of the Company at December 31, 1999 and 1998 and for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.



    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

--------------------------------------------------------------------------------


OTHER INFORMATION


    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------


FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


    The Variable Account's statements of net assets as of December 31, 1999 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory-basis balance sheets of the Company at December 31, 1999 and 1998 and the related statutory-basis statements of operations, changes in net worth and cash flow for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein.

                 (This page has been left blank intentionally.)

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Participants
EquiTrust Life Insurance Company



We have audited the accompanying individual and combined statements of net assets of EquiTrust Life Variable Account (comprised of the Value Growth, High Grade Bond, High Yield Bond, Money Market, Blue Chip, Capital Appreciation, Disciplined Stock, International Equity, Small Cap, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of EquiTrust Life Variable Account at December 31, 1999, and the individual and combined results of their operations and changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.



                                          /s/ Ernst & Young LLP


Des Moines, Iowa


March 10, 2000

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1999



ASSETS
Investments in EquiTrust Variable Insurance Series Fund:
  Value Growth Subaccount:
    Value Growth Portfolio, 1.03 shares at net asset value
     of $8.69 per share (cost: $9)                            $      9
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 85.68 shares at net asset
     value of $9.49 per share (cost: $871)                         813
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 7.31 shares at net asset
     value of $9.30 per share (cost: $68)                           68
  Money Market Subaccount:
    Money Market Portfolio, 56.79 shares at net asset value
     of $1.00 per share (cost: $57)                                 57
  Blue Chip Subaccount:
    Blue Chip Portfolio, 1,525.33 shares at net asset value
     of $43.98 per share (cost: $60,207)                        67,084
Investment in Dreyfus Variable Investment Fund:
  Capital Appreciation Subaccount:
    Capital Appreciation Portfolio, 2,066.42 shares at net
     asset value of $39.82 per share (cost: $76,709)            82,285
  Disciplined Stock Subaccount:
    Disciplined Stock Portfolio, 537.93 shares at net asset
     value of $26.82 per share (cost: $12,808)                  14,427
  International Equity Subaccount:
    International Equity Portfolio, 0.41 shares at net asset
     value of $22.21 per share (cost: $9)                            9
  Small Cap Subaccount:
    Small Cap Portfolio, 292.63 shares at net asset value of
     $65.03 per share (cost: $15,771)                           19,029
Investments in T. Rowe Equity Series, Inc.:
  Equity Income Subaccount:
    Equity Income Portfolio, 249.81 shares at net asset
     value of $18.62 per share (cost: $4,882)                    4,651
  Mid-Cap Growth Subaccount:
    Mid-Cap Growth Portfolio, 3,223.56 shares at net asset
     value of $17.24 per share (cost: $45,043)                  55,574
  New America Growth Subaccount:
    New America Growth Portfolio, 1,217.02 shares at net
     asset value of $26.03 per share (cost: $28,013)            31,679
  Personal Strategy Balanced Subaccount:
    Personal Strategy Balanced Portfolio, 1,454.92 shares at
     net asset value of $15.94 per share (cost: $23,391)        23,191
Investment in T. Rowe Price International Series, Inc.:
  International Stock Subaccount:
    International Stock Portfolio, 758.88 shares at net
     asset of $18.98 per share (cost: $11,292)                  14,404
                                                              --------
Total investments (cost: $279,130)                             313,280
LIABILITIES                                                         --
                                                              --------

COMBINED NET ASSETS                                           $313,280
                                                              ========

                        EQUITRUST LIFE VARIABLE ACCOUNT
                      STATEMENTS OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 1999



                                                                                         EXTENDED
                                                                UNITS       UNIT VALUE    VALUE
                                                                 --------------------------------
Net assets are represented by:
  Value Growth Subaccount                                        0.889000   $10.067492   $      9
  High Grade Bond Subaccount                                    81.731361     9.948813        813
  High Yield Bond Subaccount                                     6.803000     9.991180         68
  Money Market Subaccount                                        5.670000    10.015873         57
  Blue Chip Subaccount                                       5,355.032787    12.527318     67,084
  Capital Appreciation Subaccount                            6,535.068444    12.591255     82,285
  Disciplined Stock Subaccount                               1,196.451288    12.058443     14,427
  International Equity Subaccount                                0.888000    10.225225          9
  Small Cap Subaccount                                       1,581.727490    12.030796     19,029
  Equity Income Subaccount                                     454.264108    10.239352      4,651
  Mid-Cap Growth Subaccount                                  4,130.176113    13.455651     55,574
  New America Growth Subaccount                              2,540.308520    12.470529     31,679
  Personal Strategy Balanced Subaccount                      1,998.441856    11.604766     23,191
  International Stock Subaccount                             1,072.528925    13.429549     14,404
                                                                                         --------
Combined total net assets                                                                $313,280
                                                                                         ========



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS



                                                            VALUE
                                                           GROWTH               HIGH GRADE
                                    COMBINED             SUBACCOUNT          BOND SUBACCOUNT
                           ---------------------------  -------------  ----------------------------
                                          PERIOD FROM                                  PERIOD FROM
                                          OCTOBER 22,                                  OCTOBER 22,
                                          1998 (DATE                                   1998 (DATE
                                          OPERATIONS                                   OPERATIONS
                                          COMMENCED)                                   COMMENCED)
                            YEAR ENDED      THROUGH      YEAR ENDED     YEAR ENDED       THROUGH
                           DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                               1999          1998           1999           1999           1998
---------------------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income             $ 5,957       $  230           $--            $ 66            $ 6
  Mortality and expense
    risk charges               (2,081)         (38)          --               (9)            (1)
                           ------------------------------------------------------------------------
Net investment income
  (operating loss)              3,876          192           --               57              5
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                2,930           12           --              (12)            --
  Change in unrealized
    appreciation/
    depreciation of
    investments                27,297        6,853           --              (59)             1
                           ------------------------------------------------------------------------
Net gain (loss) on
  investments                  30,227        6,865           --              (71)             1
                           ------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations             $34,103       $7,057           $--            $(14)           $ 6
                           ========================================================================

                            HIGH YIELD      MONEY
                               BOND         MARKET             BLUE CHIP
                            SUBACCOUNT    SUBACCOUNT           SUBACCOUNT          CAPITAL APPRECIATION SUBACCOUNT
                           ------------  ------------  --------------------------  --------------------------------
                                                                     PERIOD FROM                      PERIOD FROM
                                                                     OCTOBER 22,                      OCTOBER 22,
                                                                      1998 (DATE                      1998 (DATE
                                                                      OPERATIONS                      OPERATIONS
                                                                      COMMENCED)                      COMMENCED)
                            YEAR ENDED    YEAR ENDED    YEAR ENDED     THROUGH       YEAR ENDED         THROUGH
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                               1999          1999          1999          1998           1999             1998
-------------------------------------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income               $--           $--         $  301         $ --          $  767           $  136
  Mortality and expense
    risk charges                --            --            (439)          (8)           (551)             (10)
-------------------------------------------------------------------------------------------------------------------
Net investment income
  (operating loss)              --            --            (138)          (8)            216              126
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                --            --           1,008            3             514               (1)
  Change in unrealized
    appreciation/
    depreciation of
    investments                 --            --           5,943          934           4,399            1,177
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on
  investments                   --            --           6,951          937           4,913            1,176
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations               $--           $--         $6,813         $929          $5,129           $1,302
===================================================================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                               INTERNATIONAL
                                                                  EQUITY       SMALL CAP
                                DISCIPLINED STOCK SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    EQUITY INCOME SUBACCOUNT
                                -----------------------------  -------------  ------------  --------------------------
                                                 PERIOD FROM                                              PERIOD FROM
                                                 OCTOBER 22,                                              OCTOBER 22,
                                                  1998 (DATE                                               1998 (DATE
                                                  OPERATIONS                                               OPERATIONS
                                                  COMMENCED)                                               COMMENCED)
                                  YEAR ENDED       THROUGH      YEAR ENDED     YEAR ENDED    YEAR ENDED     THROUGH
                                 DECEMBER 31,    DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                     1999            1998          1999           1999          1999          1998
----------------------------------------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                   $  141            $1            $--          $   10         $255          $  1
  Mortality and expense risk
    charges                            (87)           --            --             (126)         (24)           --
                                --------------------------------------------------------------------------------------
Net investment income
  (operating loss)                      54             1            --             (116)         231             1
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                        37            --            --              227           18            --
  Change in unrealized
    appreciation/depreciation
    of investments                   1,617             2            --            3,258         (230)           (1)
                                --------------------------------------------------------------------------------------
Net gain (loss) on investments       1,654             2            --            3,485         (212)           (1)
                                --------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations         $1,708            $3            $--          $3,369         $ 19          $ --
                                --------------------------------------------------------------------------------------

                                                                                                                     INTERNATIONAL
                                                                NEW AMERICA GROWTH      PERSONAL STRATEGY BALANCED       STOCK
                                MID-CAP GROWTH SUBACCOUNT           SUBACCOUNT                  SUBACCOUNT            SUBACCOUNT
                                --------------------------  --------------------------  ---------------------------  -------------
                                              PERIOD FROM                 PERIOD FROM                  PERIOD FROM
                                              OCTOBER 22,                 OCTOBER 22,                  OCTOBER 22,
                                               1998 (DATE                  1998 (DATE                   1998 (DATE
                                               OPERATIONS                  OPERATIONS                   OPERATIONS
                                               COMMENCED)                  COMMENCED)                   COMMENCED)
                                 YEAR ENDED     THROUGH      YEAR ENDED     THROUGH      YEAR ENDED      THROUGH      YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31
                                    1999          1998          1999          1998          1999           1998          1999
----------------------------------------------------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                  $  584        $   --        $1,820        $   --        $1,796          $ 86         $  217
  Mortality and expense risk
    charges                          (379)           (8)         (225)           (8)         (163)           (3)           (78)
----------------------------------------------------------------------------------------------------------------------------------
Net investment income
  (operating loss)                    205            (8)        1,595            (8)        1,633            83            139
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                      868             4           194             5           (19)            1             95
  Change in unrealized
    appreciation/depreciation
    of investments                  8,271         2,260         1,171         2,495          (185)          (15)         3,112
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments      9,139         2,264         1,365         2,500          (204)          (14)         3,207
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations        $9,344        $2,256        $2,960        $2,492        $1,429          $ 69         $3,346
----------------------------------------------------------------------------------------------------------------------------------

                        EQUITRUST LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS



                                                           VALUE
                                                           GROWTH             HIGH GRADE
                                    COMBINED             SUBACCOUNT         BOND SUBACCOUNT
                           ---------------------------  ------------  ---------------------------
                                          PERIOD FROM                                PERIOD FROM
                                          OCTOBER 22,                                OCTOBER 22,
                                              1998                                       1998
                                             (DATE                                      (DATE
                                           OPERATIONS                                 OPERATIONS
                                           COMMENCED)                                 COMMENCED)
                            YEAR ENDED      THROUGH      YEAR ENDED    YEAR ENDED      THROUGH
                           DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                               1999           1998          1999          1999           1998
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)         $  3,876       $   192          $--         $   57          $    5
  Net realized gain
    (loss) from
    investment
    transactions                2,930            12          --             (12)             --
  Change in unrealized
    appreciation/
    depreciation of
    investments                27,297         6,853          --             (59)              1
                           ----------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations              34,103         7,057          --             (14)              6
Capital share
  transactions:
  Transfers of net
    premiums                  159,797        87,191          --              --           1,103
  Transfers of cost of
    insurance and
    transfer charges          (27,193)         (610)         --            (354)            (66)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount        51,157         1,778           9              --             138
                           ----------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from capital share
  transactions                183,761        88,359           9            (354)          1,175
                           ----------------------------------------------------------------------
Total increase (decrease)
  in net assets               217,864        95,416           9            (368)          1,181
Net assets at beginning
  of period                    95,416            --          --           1,181              --
                           ----------------------------------------------------------------------
Net assets at end of
  period                     $313,280       $95,416          $9          $  813          $1,181
                           ======================================================================

                            HIGH YIELD        MONEY
                               BOND          MARKET               BLUE CHIP              CAPITAL APPRECIATION
                            SUBACCOUNT     SUBACCOUNT            SUBACCOUNT                   SUBACCOUNT
                           -------------  -------------  ---------------------------  ---------------------------
                                                                        PERIOD FROM                  PERIOD FROM
                                                                        OCTOBER 22,                  OCTOBER 22,
                                                                            1998                         1998
                                                                           (DATE                        (DATE
                                                                         OPERATIONS                   OPERATIONS
                                                                         COMMENCED)                   COMMENCED)
                            YEAR ENDED     YEAR ENDED     YEAR ENDED      THROUGH      YEAR ENDED      THROUGH
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                               1999           1999           1999           1998          1999           1998
-----------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)            $--             $--         $  (138)      $    (8)       $   216       $   126
  Net realized gain
    (loss) from
    investment
    transactions                 --              --           1,008             3            514            (1)
  Change in unrealized
    appreciation/
    depreciation of
    investments                  --              --           5,943           934          4,399         1,177
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations                --              --           6,813           929          5,129         1,302
Capital share
  transactions:
  Transfers of net
    premiums                     --              --          26,120        20,314         52,722        23,327
  Transfers of cost of
    insurance and
    transfer charges             --              --          (7,190)          (62)        (5,814)         (235)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount          68              57          19,957           203          5,189           665
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from capital share
  transactions                   68              57          38,887        20,455         52,097        23,757
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease)
  in net assets                  68              57          45,700        21,384         57,226        25,059
Net assets at beginning
  of period                      --              --          21,384            --         25,059            --
-----------------------------------------------------------------------------------------------------------------
Net assets at end of
  period                        $68             $57         $67,084       $21,384        $82,285       $25,059
=================================================================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                               INTERNATIONAL
                                                                  EQUITY       SMALL CAP
                                DISCIPLINED STOCK SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    EQUITY INCOME SUBACCOUNT
                                -----------------------------  -------------  ------------  --------------------------
                                                 PERIOD FROM                                              PERIOD FROM
                                                 OCTOBER 22,                                              OCTOBER 22,
                                                  1998 (DATE                                               1998 (DATE
                                                  OPERATIONS                                               OPERATIONS
                                                  COMMENCED)                                               COMMENCED)
                                  YEAR ENDED       THROUGH      YEAR ENDED     YEAR ENDED    YEAR ENDED     THROUGH
                                 DECEMBER 31,    DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                     1999            1998          1999           1999          1999          1998
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)                $    54          $ 1            $--          $  (116)      $  231         $  1
  Net realized gain (loss)
    from investment
    transactions                         37           --            --               227           18           --
  Change in unrealized
    appreciation/depreciation
    of investments                    1,617            2            --             3,258         (230)          (1)
                                --------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations           1,708            3            --             3,369           19           --
Capital share transactions:
  Transfers of net premiums          12,090           --            --            14,126        3,335           --
  Transfers of cost of
    insurance and transfer
    charges                            (400)          --            --            (2,773)        (271)         (10)
  Transfers between
    subaccounts, including
    fixed interest subaccount           936           90             9             4,307        1,527           51
                                --------------------------------------------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                       12,626           90             9            15,660        4,591           41
                                --------------------------------------------------------------------------------------
Total increase in net assets         14,334           93             9            19,029        4,610           41
Net assets at beginning of
  period                                 93           --            --                --           41           --
                                --------------------------------------------------------------------------------------
Net assets at end of period         $14,427          $93            $9           $19,029       $4,651         $ 41
                                ======================================================================================

                                                                                                                      INTERNATIONAL
                                                                 NEW AMERICA GROWTH      PERSONAL STRATEGY BALANCED       STOCK
                                 MID-CAP GROWTH SUBACCOUNT           SUBACCOUNT                  SUBACCOUNT            SUBACCOUNT
                                ---------------------------  --------------------------  ---------------------------  -------------
                                               PERIOD FROM                 PERIOD FROM                  PERIOD FROM
                                               OCTOBER 22,                 OCTOBER 22,                  OCTOBER 22,
                                                1998 (DATE                  1998 (DATE                   1998 (DATE
                                                OPERATIONS                  OPERATIONS                   OPERATIONS
                                                COMMENCED)                  COMMENCED)                   COMMENCED)
                                 YEAR ENDED      THROUGH      YEAR ENDED     THROUGH      YEAR ENDED      THROUGH      YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,  DECEMBER 31   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                    1999           1998          1999          1998          1999           1998          1999
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)               $   205       $    (8)        $ 1,595     $    (8)       $ 1,633        $   83        $   139
  Net realized gain (loss)
    from investment
    transactions                       868             4             194           5            (19)            1             95
  Change in unrealized
    appreciation/depreciation
    of investments                   8,271         2,260           1,171       2,495           (185)          (15)         3,112
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations          9,344         2,256           2,960       2,492          1,429            69          3,346
Capital share transactions:
  Transfers of net premiums         16,464        20,314           3,486      20,313         20,900         1,820         10,554
  Transfers of cost of
    insurance and transfer
    charges                         (5,580)          (62)         (1,297)        (63)        (2,504)         (112)        (1,010)
  Transfers between
    subaccounts, including
    fixed interest subaccount       12,636           202           3,586         202          1,362           227          1,514
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                      23,520        20,454           5,775      20,452         19,758         1,935         11,058
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets        32,864        22,710           8,735      22,944         21,187         2,004         14,404
Net assets at beginning of
  period                            22,710            --          22,944          --          2,004            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period        $55,574       $22,710         $31,679     $22,944        $23,191        $2,004        $14,404
===================================================================================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS



                               DECEMBER 31, 1999



1.  SIGNIFICANT ACCOUNTING POLICIES



EquiTrust Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within EquiTrust Life Insurance Company (the Company) to fund flexible premium variable universal life insurance policies. The Account commenced operations on October 22, 1998.



The Account has available fourteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.



Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. On January 1, 1999, the Account adjusted the cost basis from the average cost method to the first-in, first-out method. This change had no effect on the cost basis of the Account's investments.



Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS



The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.



2.  EXPENSE CHARGES



The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.



PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% premium expense charge up to the target premium, as defined and 2% for each premium over the target premium. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.



MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.



COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 and a first year monthly charge based on age and amount of insurance inforce (plus $5.00 per month). The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  EXPENSE CHARGES (CONTINUED)


OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial contract surrender. A surrender charge is applicable for all full policy surrenders or lapses in the first ten years of the policy or within ten years following an increase in minimum death benefit. This surrender charge varies by age, sex, policy year and other factors as described in the Account's prospectus.



3.  FEDERAL INCOME TAXES



The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.



4.  INVESTMENT TRANSACTIONS



The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:



                                                                                              PERIOD FROM
                                                                                           OCTOBER 22, 1998
                                                                                           (DATE OPERATIONS
                                                                                              COMMENCED)
                                                                   YEAR ENDED                   THROUGH
                                                                DECEMBER 31, 1999          DECEMBER 31, 1998
                                                              ---------------------      ---------------------
                                                              PURCHASES     SALES        PURCHASES     SALES
                                                              ------------------------------------------------
Value Growth Subaccount                                       $      9     $    --        $    --       $ --
High Grade Bond Subaccount                                          65         362          1,238         58
High Yield Bond Subaccount                                          68          --             --         --
Money Market Subaccount                                             57          --             --         --
Blue Chip Subaccount                                            45,586       6,837         20,517         70
Capital Appreciation Subaccount                                 57,823       5,510         24,052        169
Disciplined Stock Subaccount                                    13,140         460             91         --
International Equity Subaccount                                      9          --             --         --
Small Cap Subaccount                                            18,304       2,760             --         --
Equity Income Subaccount                                         5,233         411             53         11
Mid-Cap Growth Subaccount                                       29,005       5,280         20,516         70
New America Growth Subaccount                                    8,822       1,452         20,515         71
Personal Strategy Balanced Subaccount                           24,021       2,630          2,116         98
International Stock Subaccount                                  12,285       1,088             --         --
                                                              ------------------------------------------------
Combined                                                      $214,427     $26,790        $89,098       $547
                                                              ================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS



Transactions in units of each subaccount were as follows:



                                                                                                             NET INCREASE
                                                                  UNITS SOLD          UNITS REDEEMED          (DECREASE)
                                                              -------------------   -------------------   -------------------
                                                               UNITS      AMOUNT     UNITS      AMOUNT     UNITS      AMOUNT
                                                              ---------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
Value Growth Subaccount                                             1    $      9       --     $    --          1    $      9
High Grade Bond Subaccount                                         --          --       35         354        (35)       (354)
High Yield Bond Subaccount                                          7          68       --          --          7          68
Money Market Subaccount                                             6          57       --          --          6          57
Blue Chip Subaccount                                            3,853      45,285      544       6,398      3,309      38,887
Capital Appreciation Subaccount                                 4,753      57,056      415       4,959      4,338      52,097
Disciplined Stock Subaccount                                    1,221      12,999       34         373      1,187      12,626
International Equity Subaccount                                     1           9       --          --          1           9
Small Cap Subaccount                                            1,829    $ 18,294      247     $ 2,634      1,582    $ 15,660
Equity Income Subaccount                                          487       4,978       37         387        450       4,591
Mid-Cap Growth Subaccount                                       2,499      28,421      415       4,901      2,084      23,520
New America Growth Subaccount                                     601       7,001      107       1,226        494       5,775
Personal Strategy Balanced Subaccount                           2,035      22,225      222       2,467      1,813      19,758
International Stock Subaccount                                  1,166      12,068       93       1,010      1,073      11,058
                                                              ---------------------------------------------------------------
Combined                                                       18,459    $208,470    2,149     $24,709     16,310    $183,761
                                                              ===============================================================
PERIOD FROM OCTOBER 22, 1998 (DATE OPERATIONS COMMENCED)
  THROUGH DECEMBER 31, 1998
High Grade Bond Subaccount                                        123    $  1,232        6     $    57        117    $  1,175
Blue Chip Subaccount                                            2,052      20,516        6          61      2,046      20,455
Capital Appreciation Subaccount                                 2,211      23,916       14         159      2,197      23,757
Disciplined Stock Subaccount                                        9          90       --          --          9          90
Equity Income Subaccount                                            5          51        1          10          4          41
Mid-Cap Growth Subaccount                                       2,052      20,516        6          62      2,046      20,454
New America Growth Subaccount                                   2,052      20,516        6          64      2,046      20,452
Personal Strategy Balanced Subaccount                             194       2,031        9          96        185       1,935
                                                              ---------------------------------------------------------------
Combined                                                        8,698    $ 88,868       48     $   509      8,650    $ 88,359
                                                              ===============================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6.  NET ASSETS



The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 1999 consisted of:



                                                                                    HIGH
                                                                      VALUE         GRADE      HIGH YIELD       MONEY
                                                                     GROWTH         BOND          BOND         MARKET
                                                       COMBINED    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                       -----------------------------------------------------------------
Paid-in capital                                        $272,120        $9           $821           $68           $57
Accumulated undistributed net investment income           4,068        --             62            --            --
Accumulated undistributed net realized gain (loss)
  from investment transactions                            2,942        --            (12)           --            --
Net unrealized appreciation (depreciation) of
  investments                                            34,150        --            (58)           --            --
                                                       -----------------------------------------------------------------
Net assets                                             $313,280        $9           $813           $68           $57
                                                       =================================================================



                                                                    CAPITAL      DISCIPLINED   INTERNATIONAL
                                                     BLUE CHIP    APPRECIATION      STOCK         EQUITY        SMALL CAP
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                    ----------------------------------------------------------------------
Paid-in capital                                       $59,342       $75,854        $12,716          $9           $15,660
Accumulated undistributed net investment income
  (loss)                                                 (146)          342             55          --              (116)
Accumulated undistributed net realized gain from
  investment transactions                               1,011           513             37          --               227
Net unrealized appreciation of investments              6,877         5,576          1,619          --             3,258
                                                    ----------------------------------------------------------------------
Net assets                                            $67,084       $82,285        $14,427          $9           $19,029
                                                    ======================================================================



                                                                                               PERSONAL
                                                     EQUITY        MID-CAP     NEW AMERICA     STRATEGY     INTERNATIONAL
                                                     INCOME        GROWTH         GROWTH       BALANCED         STOCK
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                   ----------------------------------------------------------------------
Paid-in capital                                      $4,632        $43,974       $26,227        $21,693        $11,058
Accumulated undistributed net investment income         232            197         1,587          1,716            139
Accumulated undistributed net realized gain
  (loss) from investment transactions                    18            872           199            (18)            95
Net unrealized appreciation (depreciation) of
  investments                                          (231)        10,531         3,666           (200)         3,112
                                                   ----------------------------------------------------------------------
Net assets                                           $4,651        $55,574       $31,679        $23,191        $14,404
                                                   ======================================================================

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholder
EquiTrust Life Insurance Company



We have audited the accompanying statutory-basis balance sheets of EquiTrust Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in net worth, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.



In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of EquiTrust Life Insurance Company at December 31, 1999 or 1998, or the results of its operations or its cash flows for the years then ended.



However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa.



                                          /s/ Ernst & Young LLP



Des Moines, Iowa
February 14, 2000

                        EQUITRUST LIFE INSURANCE COMPANY
                        BALANCE SHEETS--STATUTORY BASIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                    DECEMBER 31
                                -------------------
                                  1999       1998
                                -------------------
ADMITTED ASSETS
Bonds:
  United States Government and
    agencies                    $24,317    $30,526
  State, municipal and other
    governments                   1,021      1,524
  Public utilities                1,857      2,085
  Industrial and miscellaneous   19,249     15,570
                                -------------------
                                 46,444     49,705
  Cash and short-term
    investments                   6,612     22,963
                                -------------------
  Cash and invested assets       53,056     72,668
  Premiums deferred and
    uncollected                      21         11
  Investment income due and
    accrued                         432        361
  Amounts receivable under
    reinsurance agreements          623         89
  Other assets                       85          9
  Assets held in separate
    accounts                     17,596        503
                                -------------------
Total admitted assets           $71,813    $73,641
                                ===================

LIABILITIES AND NET WORTH
Liabilities:
  Life and annuity policy
    reserves                    $21,148    $21,668
  Policy and contract claims        525        476
  Interest maintenance reserve       41         40
  Amount payable under
    reinsurance agreements          867         23
  Transfer to separate
    accounts due or accrued,
    net                          (1,222)       (48)
  Payable to affiliates             664        102
  Payable for securities             --     19,154
  Federal income taxes payable      268        302
  Other liabilities                 516        415
  Asset valuation reserve            72         45
  Liabilities related to
    separate accounts            17,596        503
                                -------------------
Total liabilities                40,475     42,680

Commitments and contingencies

Net worth:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares; issued and
    outstanding 2,000 shares      3,000      3,000
  Additional paid-in capital     27,748     27,748
  Unassigned funds for the
    protection of
    policyholders                   590        213
                                -------------------
Total net worth                  31,338     30,961
                                -------------------
Total liabilities and net
  worth                         $71,813    $73,641
                                ===================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS--STATUTORY BASIS



                             (DOLLARS IN THOUSANDS)



                                      YEAR ENDED
                                      DECEMBER 31
                                   1999        1998
                                -----------------------
Revenues:
  Life and annuity premiums     $   10,556  $    22,633
  Net investment income              3,238        1,409
  Commissions and expense
    allowances on reinsurance
    ceded                            1,408           --
  Reserve adjustments on
    reinsurance ceded                7,311           --
  Other income                         300          150
                                -----------------------
      Total revenues                22,813       24,192
Benefits and expenses:
  Benefits paid or provided
    for:
    Death benefits                      50           --
    Annuity benefits                 3,476          478
    Increase (decrease) in
      policy reserves                 (520)      21,668
                                -----------------------
                                     3,006       22,146
  Commissions                        1,731           56
  Commissions and expense
    allowances on reinsurance
    assumed                            475           23
  General expenses                   1,887          750
  Insurance taxes, licenses
    and fees                           181           76
  Net transfers to separate
    accounts                        14,719          423
  Other                                237           99
                                -----------------------
      Total benefits and
        expenses                    22,236       23,573
                                -----------------------
Gain from operations before
  federal income taxes
  and net realized capital
  gains                                577          619
Federal income taxes                   173          341
                                -----------------------
Net gain from operations
  before net realized capital
  gains                                404          278
Net realized capital gains,
  less related federal income
  tax expense (benefit)
  [1999--$10; 1998--$(6)] and
  amounts transferred to
  (from) interest maintenance
  reserve [1999--$19;
  1998--$(9)]                           --            1
                                -----------------------
Net income                      $      404  $       279
                                =======================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET WORTH--STATUTORY BASIS



                             (DOLLARS IN THOUSANDS)



                                                                                 UNASSIGNED
                                                                                  FUNDS FOR
                                                                   ADDITIONAL        THE
                                                         COMMON     PAID-IN     PROTECTION OF   TOTAL NET
                                                         STOCK      CAPITAL     POLICYHOLDERS     WORTH
                                                        -------------------------------------------------
Balance at January 1, 1998                               $3,000      $ 5,125        $(21)       $  8,104
  Net income for 1998                                        --           --         279             279
  Decrease in nonadmitted assets                             --           --          38              38
  Increase in asset valuation reserve                        --           --         (45)            (45)
  Capital contribution from parent                           --       22,623          --          22,623
  Other                                                      --           --         (38)            (38)
                                                        -------------------------------------------------
Balance at December 31, 1998                              3,000       27,748         213          30,961
  Net income for 1999                                        --           --         404             404
  Decrease in nonadmitted assets                             --           --          22              22
  Increase in asset valuation reserve                        --           --         (27)            (27)
  Other                                                      --           --         (22)            (22)
                                                        -------------------------------------------------
Balance at December 31, 1999                             $3,000      $27,748        $590        $ 31,338
                                                        =================================================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS



                             (DOLLARS IN THOUSANDS)



                                                                  YEAR ENDED
                                                                  DECEMBER 31
                                                              -------------------
                                                                1999       1998
                                                              -------------------
CASH FROM OPERATIONS
Premiums and other considerations                             $ 10,546   $ 22,622
Net investment income                                            3,231      1,150
Allowances and reserve adjustments on reinsurance ceded          8,719         --
Other income                                                       285         52
                                                              -------------------
                                                                22,781     23,824
Death benefits                                                     (50)        --
Annuity benefits                                                (3,427)        (2)
Commissions, general insurance expenses, and taxes              (4,109)      (817)
Net transfers to separate accounts                             (15,893)      (470)
Federal income taxes                                              (207)       (40)
                                                              -------------------
NET CASH FROM OPERATIONS                                          (905)    22,495
CASH FROM INVESTMENTS
Proceeds from bonds sold, matured or repaid                     23,525      2,298
Federal income taxes benefit (expense) on capital gains and
 losses                                                            (10)         6
                                                              -------------------
Total cash from investments                                     23,515      2,304
Cost of bonds acquired                                         (20,314)   (46,557)
                                                              -------------------
Net cash from investments                                        3,201    (44,253)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital and surplus paid in                                         --     22,623
Other cash provided                                              1,207     19,594
Other cash applied                                             (19,854)       (89)
                                                              -------------------
Net cash from financing and miscellaneous sources              (18,647)    42,128
                                                              -------------------
Net change in cash and short-term investments                  (16,351)    20,370
Cash and short-term investments at beginning of year            22,963      2,593
                                                              -------------------
Cash and short-term investments at end of year                $  6,612   $ 22,963
                                                              ===================



SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999



1.  SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



EquiTrust Life Insurance Company (the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. The Company markets its products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. The Company is licensed to do business in forty-one states and the District of Columbia.



BASIS OF PRESENTATION



The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (d) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed;
(f) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to net worth, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (g) certain assets designated as "non-admitted assets" are charged to net worth rather than being reported as assets; (h) revenues for investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; and (i) pension income or expense is recognized in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974 rather than Statement of Financial Accounting Standards (Statement) No. 87, EMPLOYERS' ACCOUNTING FOR

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


PENSIONS. A reconciliation of net income and net worth between amounts stated in conformity with accounting principles generally accepted in the United States and amounts presented herein is as follows:



                                                                  NET INCOME             NET WORTH
                                                              -------------------   -------------------
                                                                1999       1998       1999       1998
                                                              -----------------------------------------
                                                                       (DOLLARS IN THOUSANDS)
Amounts stated in conformity with generally accepted
  accounting principles                                       $   689     $ 358     $31,558    $32,780
Net unrealized depreciation (appreciation) on fixed maturity
  securities available for sale                                    --        --       2,343       (597)
Other adjustments to investments                                  (45)      (56)        182        227
Deferred policy acquisition costs                              (1,179)      (61)     (1,240)       (61)
Goodwill                                                           77        72      (1,384)    (1,461)
Future policy benefits                                           (347)        8        (339)         8
Accrued expense allowances on separate account liabilities      1,174        48       1,222         48
Deferred income taxes                                              29      (152)       (943)        57
Pension and benefit accruals                                        6        --           6         --
Interest maintenance reserve                                       (1)       17         (41)       (40)
Asset valuation reserve                                            --        --         (72)       (45)
Other                                                               1        45          46         45
                                                              -----------------------------------------
As set forth herein                                           $   404     $ 279     $31,338    $30,961
                                                              =========================================



In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) to be effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division, Department of Commerce, of the State of Iowa. At this time, it is anticipated that the State of Iowa will adopt Codification. While management has not yet determined the impact of Codification to the Company's statutory-basis financial statements, it is possible that certain changes in statutory accounting principles arising from Codification could be material.



The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



INVESTMENTS



Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value) and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized and unrealized gains and losses, net of amounts attributed to changes in the general level of interest rates. The Company defers, in the Interest Maintenance Reserve, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans (if any), attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.



Interest income is recognized on an accrual basis. The Company does not accrue income on bonds generally when there is evidence of default or another indication that such amounts will not be collected. At December 31, 1999 and 1998, the Company excluded no amounts of investment income with respect to such practices.



CASH AND CASH EQUIVALENTS



For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of twelve months or less to be cash equivalents.



POLICY RESERVES



The reserves for life and annuity policies, all developed by actuarial methods, are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are equal to or greater than the minimum valuation required by law and guaranteed policy cash values.



RECOGNITION OF PREMIUM REVENUES AND COSTS



Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.



SEPARATE ACCOUNTS



Assets and liabilities of the Company's separate accounts (formed during 1998) are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of the separate accounts of the Company. Premiums totaling $16,160,000 and $473,000 (including premiums ceded to other insurance companies) were received during the years ended December 31, 1999 and 1998, respectively, related to separate accounts.



The separate accounts, which are not guaranteed as to interest, are carried at market value. The excess of the market value of separate account assets over the aggregate reserves has been recorded as a liability, which represents the amount accrued for expense allowances recognized in the reserve. Aggregate reserves were $16,374,000 and $455,000 and accrued expense allowances were $1,222,000 and $48,000 at December 31, 1999 and 1998, respectively.



CAPITAL LEVEL GUARANTEE



Farm Bureau Life has guaranteed that it will maintain a minimum capitalization level for the Company, sufficient to maintain a favorable risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in Farm Bureau Life's ownership in the Company.



DIVIDEND RESTRICTIONS



Prior approval of insurance regulatory authorities is required for payment of dividends to the Company's stockholder which exceed an annual limitation. During 2000, the Company could pay dividends to its

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


stockholder of approximately $2,834,000 without prior approval of the Commissioner of the Insurance Division, Department of Commerce, of the State of Iowa.



RECLASSIFICATIONS



Certain amounts in the 1998 financial statements have been reclassified to conform with the 1999 presentation.



2.  INVESTMENT OPERATIONS


Components of net investment income are as follows:



                                                                           YEAR ENDED DECEMBER 31
                                                                          -------------------------
                                                                            1999             1998
                                                                          -------------------------
                                                                           (DOLLARS IN THOUSANDS)

            Bonds                                                          $3,013           $1,161
            Short-term investments                                            324              194
            Amortization of interest maintenance reserve                       18                8
            Other                                                              (4)              65
                                                                          -------------------------
                                                                            3,351            1,428
            Less investment expenses                                         (113)             (19)
                                                                          -------------------------
            NET INVESTMENT INCOME                                          $3,238           $1,409
                                                                          =========================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


At December 31, 1999 and 1998, the carrying value and estimated market value of the Company's bonds and short-term investments, which comprise its portfolio of debt securities, are as follows:



                                                                         GROSS        GROSS      ESTIMATED
                                                            CARRYING   UNREALIZED   UNREALIZED    MARKET
                                                             VALUE       GAINS        LOSSES       VALUE
                                                            ----------------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
            DECEMBER 31, 1999
            Bonds:
              United States Government and agencies:
                Mortgage and asset-backed securities        $21,618       $ --        $(1,387)    $20,231
                Other                                         2,699         --            (18)      2,681
              State, municipal and other governments          1,021         --           (101)        920
              Public utilities                                1,857         --            (86)      1,771
              Industrial and miscellaneous:
                Mortgage and asset-backed securities          9,766         --           (457)      9,309
                Other                                         9,483         46           (522)      9,007
                                                            ----------------------------------------------
                                                             46,444         46         (2,571)     43,919

            Short-term investments                            5,363         --             --       5,363
                                                            ----------------------------------------------
                                                            $51,807       $ 46        $(2,571)    $49,282
                                                            ==============================================
            DECEMBER 31, 1998
            Bonds:
              United States Government and agencies:
                Mortgage and asset-backed securities        $22,786       $ 63        $    (4)    $22,845
                Other                                         7,740         65             --       7,805
              State, municipal and other governments          1,524         41             --       1,565
              Public utilities                                2,085         34            (23)      2,096
              Industrial and miscellaneous:
                Mortgage and asset-backed securities          7,127        133            (23)      7,237
                Other                                         8,443        154            (72)      8,525
                                                            ----------------------------------------------
                                                             49,705        490           (122)     50,073
            Short-term investments                           22,981         --             --      22,981
                                                            ----------------------------------------------
                                                            $72,686       $490        $  (122)    $73,054
                                                            ==============================================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2.  INVESTMENT OPERATIONS (CONTINUED)


The carrying value and estimated market value of the Company's portfolio of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                                          CARRYING    ESTIMATED
                                                                           VALUE     MARKET VALUE
                                                                          -----------------------
                                                                          (DOLLARS IN THOUSANDS)

            Due in one year or less                                       $ 6,566       $ 6,567
            Due after one year through five years                           5,310         5,154
            Due after five years through ten years                          4,256         4,116
            Due after ten years                                             4,291         3,905
                                                                          -----------------------
                                                                           20,423        19,742
            Mortgage and asset-backed securities                           31,384        29,540
                                                                          -----------------------
                                                                          $51,807       $49,282
                                                                          =======================



Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $4,106,000 and $1,051,000 for the years ended December 31, 1999 and 1998, respectively. Gross gains of $35,000 and $7,000 and gross losses of $6,000 and $21,000 were realized on those sales for 1999 and 1998, respectively.



During 1998, Farm Bureau Life Insurance Company transferred 28 securities with a fair market value of $15,013,000 to the Company in the form of a capital contribution.



There were no investments which have been non-income producing for the twelve months preceding December 31, 1999.



At December 31, 1999, affidavits of deposits covering bonds with a carrying value of $46,444,000 (1998--$30,620,000), and short-term investments with a carrying value of $5,171,000 (1998--$22,884,000) were on deposit with state agencies to meet regulatory requirements.



3.  FAIR VALUES OF FINANCIAL INSTRUMENTS


Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS,requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.



The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.



    BONDS: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


    CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



    ASSETS AND LIABILITIES OF SEPARATE ACCOUNTS: Separate account assets and liabilities are reported at estimated fair value in the Company's statutory-basis balance sheets.



    LIFE AND ANNUITY POLICY RESERVES: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities), are stated at the cost the Company would incur to extinguish the liability, i.e., the cash surrender value. The Company is not required to estimate the fair value of its liabilities under other insurance contracts.



The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement
No. 107:



                                                                           DECEMBER 31,
                                                         -------------------------------------------------
                                                                 1999                        1998
                                                         ---------------------       ---------------------
                                                         CARRYING                    CARRYING
                                                          VALUE     FAIR VALUE        VALUE     FAIR VALUE
                                                         -------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
ADMITTED ASSETS
Bonds (NOTE 2)                                           $46,444      $43,919        $49,705      $50,073
Cash and short-term investments                            6,612        6,612         22,963       22,963
Assets held in separate accounts                          17,596       17,596            503          503
LIABILITIES
Life and annuity policy reserves (NOTE 4)                 20,144       19,993         21,663       21,654
Liabilities related to separate accounts                  17,596       17,596            503          503



4.  POLICY AND CONTRACT ATTRIBUTES


A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The carrying value and related cash surrender value (which the Company has established as fair value) on these products by withdrawal characteristics, are summarized as follows:



                                                                   1999                    1998
                                                           ---------------------   ---------------------
                                                           CARRYING   ESTIMATED    CARRYING   ESTIMATED
                                                            VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                           ---------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
Subject to discretionary withdrawal at book value less
 surrender charge of 5% or more                            $15,782     $15,631     $   382     $   373
Subject to discretionary withdrawal at book value without
 adjustment [minimal (less than 5%) or no charge or
 adjustment]                                                23,128      23,128      29,584      29,584
                                                           ---------------------------------------------
                                                            38,910      38,759      29,966      29,957
Reinsurance ceded                                           (3,706)     (3,706)     (7,921)     (7,921)
                                                           ---------------------------------------------
Total net annuity reserves and deposit fund liabilities    $35,204     $35,053     $22,045     $22,036
                                                           =============================================



The above amounts include separate account liabilities related to the Company's variable annuity product aggregating $15,060,000 at December 31, 1999 and $382,000 at December 31, 1998.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


A reconciliation of the amounts transferred to and from the separate accounts is as follows:



                                                                     YEAR ENDED
                                                                     DECEMBER 31
                                                              -------------------------
                                                                1999             1998
                                                              -------------------------
                                                               (DOLLARS IN THOUSANDS)

Transfers as reported in the summary of operations of the
 separate accounts statement:
  Transfers to separate accounts                              $16,160            $473
  Transfers from separate accounts                              1,237              49
                                                              -------------------------
Net transfers to separate accounts                             14,923             424
Reconciling adjustments:
  Fees associated with charges for investment management,
    administration and contract guarantees                       (204)             (1)
                                                              -------------------------
  Transfers as reported in the statement of operations
    herein                                                    $14,719            $423
                                                              =========================



As of December 31, 1999 and 1998, the Company had no insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law of the State of Iowa.



The Company monitors the level of its contract liabilities, the level of interest rates credited to its interest sensitive products and the assumed rate of return provided within the pricing structure of its other products. These amounts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates.



5.  REINSURANCE


The Company has modified coinsurance agreements with various insurance companies to both assume and cede a specified percentage (with the Company retaining or assuming 50% to 70%) of variable universal life insurance policies and variable annuity contracts. Under these agreements, the Company receives their reinsurance percentage of premiums collected. The Company in return pays to or receives from the companies an expense allowance for commissions and other expenses associated with the reinsured contracts. In addition, the Company pays or receives an amount equal to the change in the statutory reserves on the reinsured contract adjusted for investment earnings credits. The Company also administers the policies and receives a fee for such services.



The Company also assumed a block of traditional annuity policies from an unaffiliated insurer during 1998. At December 31, 1999 and 1998, statutory reserves established on these policies aggregated $19,423,000 and $21,663,000, respectively.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.  REINSURANCE (CONTINUED)


Life and annuity premiums reflect the following reinsurance amounts pursuant to the above agreements:



                                                                YEAR ENDED
                                                                DECEMBER 31
                                                         -------------------------
                                                           1999             1998
                                                         -------------------------
                                                          (DOLLARS IN THOUSANDS)

Variable products:
  Direct premiums                                        $18,181          $   483
  Assumed premiums                                           238              105
  Ceded premiums                                          (8,063)              --
Annuities--assumed premiums                                  200           22,045
                                                         -------------------------
                                                         $10,556          $22,633
                                                         =========================



Certain business was reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) during 1997 under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from the Company to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. At December 31, 1999 or 1998, the Company had not received appropriate policyholder and/or regulatory approval to novate the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the years ended December 31, 1999 and 1998.



In that regard, policy reserves, premiums and expenses are stated net of amounts related to reinsurance agreements. Life and annuity policy reserves have been reduced by $28,687,000 and $18,202,000 at December 31, 1999 and 1998,
respectively, for reinsurance ceded to Clarica Life-U.S. Life and annuity premiums have likewise been reduced (1999--$2,563,000 and 1998--$4,727,000) for amounts paid under the cession agreement. In addition, during the years ended December 31, 1999 and 1998, insurance benefits paid or provided have been reduced by $1,214,000 and $3,900,000, respectively, for amounts received under the cession agreement.



At December 31, 1999 and 1998, life insurance in force ceded to Clarica Life-U.S. amounted to $363.1 million and $599.2 million, respectively, or approximately 84.8% and 99.3%, respectively, of total life insurance in force.



Reinsurance coverages for life insurance vary according to the age of the insured and risk classification with retention limits ranging up to $100,000 of coverage per individual life. Policies with coverage in excess of $100,000 are reinsured through Farm Bureau Life. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.



6.  FEDERAL INCOME TAXES


The Company files a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6.  FEDERAL INCOME TAXES (CONTINUED)


The effective tax rate on net gain from operations before federal income taxes and net realized capital gains is different from the prevailing federal income tax rate as follows:



                                                                    YEAR ENDED
                                                                    DECEMBER 31
                                                             -------------------------
                                                               1999             1998
                                                             -------------------------
                                                              (DOLLARS IN THOUSANDS)
Income tax at federal statutory rate (35%)                     $202             $217
Tax effect (decrease) of:
  External expenditures related to strategic alliances           --               95
  Goodwill amortization                                         (36)             (36)
  Deferred policy acquisition costs                             109               62
  Dividends received deduction                                  (13)              --
  Other, net                                                    (89)               3
                                                             -------------------------
  Federal income taxes                                         $173             $341
                                                             =========================



7.  RETIREMENT AND COMPENSATION PLANS


The Company participates with several affiliates in various defined benefit plans sponsored by the Iowa Farm Bureau Federation. The plans are noncontributory and cover substantially all employees. Benefits are based on years of service and the employee's average compensation during the 36 consecutive month period for which the highest average compensation was paid. The funding policy is to make at least the minimum annual contribution required by applicable regulations, including amortization of unfunded prior service cost. The affiliated group's accumulated benefit obligations as of December 31, 1999 based on a 7.50% discount rate totaled $132.1 million. The vested benefit obligation and fair value of plan assets as of December 31, 1999 totaled $99.4 million and $108.5 million, respectively.



In addition, in prior years, the Company participated with certain affiliates in a nonqualified retirement plan (also a noncontributory defined benefit plan) to enhance early retirement for certain qualified employees. This plan is unfunded and is accounted for on a cash basis since the Board of Directors has the right to discontinue the Plan at any time.



The Company is charged for its allocable share of expense for the above-mentioned plans generally based on each employee's time allocated to the Company. Pension expense for these defined benefit plans recorded by the Company in its statements of operations for the years ended December 31, 1999 and 1998 was $48,000 and $5,000, respectively.



The Company participates with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. Beginning in 1998, the Company contributes FBL Financial Group, Inc. stock in amounts equal to 50 percent of employee contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $4,000 and $1,000 for the years ended December 31, 1999 and 1998, respectively.



In addition to benefits offered under the aforementioned benefit plans, the Company and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service with the Company. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Such allocations are reviewed annually. For 1999 and 1998, no costs were recognized by the Company related to these benefits.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



8.  MANAGEMENT AND SERVICES AGREEMENTS


The Company shares certain office facilities and services with the Iowa Farm Bureau Federation and its affiliated companies. These expenses are allocated to the Company on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel, and occupancy costs. A majority of the Company's operating expenses are allocated in this manner and are included in the general expense line of the statement of operations--statutory basis.



The Company participates in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services to the Company. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to the Company under a separate arrangement. During 1999 and 1998, the Company incurred related expenses totaling $285,000 and $7,000, respectively.



EquiTrust Investment Management Services, Inc., an affiliate, provides investment advisory services to the Company. The related fees are based in increments upon the level of assets under management, plus certain out-of-pocket expenses. The Company incurred related expenses totaling $53,000 and $19,000 during 1999 and 1998, respectively.



9.  COMMITMENTS AND CONTINGENCIES


In the normal course of business, the Company may be involved in litigation for which amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 1999, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life-U.S., as a part of the sale agreement, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business of the Company prior to December 30, 1997.



Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company's policy is to accrue for such assessments only when notice of such assessment is received from a state guaranty fund; accordingly, no amounts have been provided for in the accompanying financial statements for estimated future assessments. Assessments paid by the Company amounted to $14,000 and $10,000 in 1999 and 1998, respectively.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES
    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.74% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 1999 the total fees and expenses ranged from an annual rate of 0.30% to an annual rate of 1.05% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly Policy expenses charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The surrender values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.74% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of -1.79%, 2.21%, 6.21% and 10.21%, respectively, on a guaranteed basis, and -1.64%, 2.36%, 6.36% and 10.36%, respectively, on a current basis. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")


    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.


    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      0% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   581               $107                 $0               $100,107
      2...............     1,190                368                  0                100,368
      3...............     1,831                612                  0                100,612
      4...............     2,503                  *                  *                      *
      5...............     3,209                  *                  *                      *
      6...............     3,950                  *                  *                      *
      7...............     4,728                  *                  *                      *
      8...............     5,545                  *                  *                      *
      9...............     6,403                  *                  *                      *
     10...............     7,304                  *                  *                      *
     15...............    12,530                  *                  *                      *
     20...............    19,200                  *                  *                      *
     25...............    27,713                  *                  *                      *
     30...............    38,578                  *                  *                      *
     35...............         *                  *                  *                      *
     40...............         *                  *                  *                      *
     45...............         *                  *                  *                      *
     50...............         *                  *                  *                      *
     55...............         *                  *                  *                      *
     60...............         *                  *                  *                      *
     65...............         *                  *                  *                      *
     70...............         *                  *                  *                      *
     75...............         *                  *                  *                      *
     80...............         *                  *                  *                      *
 Age 65...............    38,578                  *                  *                      *
 Age 70...............         *                  *                  *                      *
Age 115...............         *                  *                  *                      *

                                             ASSUMING
                                   0% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............     $  228              $    0             $100,228
      2...............        564                   0              100,564
      3...............        887                   0              100,887
      4...............      1,195                 219              101,195
      5...............      1,490                 514              101,490
      6...............      1,768                 932              101,768
      7...............      2,030               1,377              102,030
      8...............      2,276               1,798              102,276
      9...............      2,506               2,195              102,506
     10...............      2,720               2,568              102,720
     15...............      3,491               3,491              103,491
     20...............      3,625               3,625              103,625
     25...............      2,995               2,995              102,995
     30...............      1,350               1,350              101,350
     35...............          *                   *                    *
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      1,350               1,350              101,350
 Age 70...............          *                   *                    *
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      4% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   581               $118                 $0               $100,118
      2...............     1,190                399                  0                100,399
      3...............     1,831                674                  0                100,674
      4...............     2,503                  *                  *                      *
      5...............     3,209                  *                  *                      *
      6...............     3,950                  *                  *                      *
      7...............     4,728                  *                  *                      *
      8...............     5,545                  *                  *                      *
      9...............     6,403                  *                  *                      *
     10...............     7,304                  *                  *                      *
     15...............    12,530                  *                  *                      *
     20...............    19,200                  *                  *                      *
     25...............    27,713                  *                  *                      *
     30...............    38,578                  *                  *                      *
     35...............    52,445                  *                  *                      *
     40...............         *                  *                  *                      *
     45...............         *                  *                  *                      *
     50...............         *                  *                  *                      *
     55...............         *                  *                  *                      *
     60...............         *                  *                  *                      *
     65...............         *                  *                  *                      *
     70...............         *                  *                  *                      *
     75...............         *                  *                  *                      *
     80...............         *                  *                  *                      *
 Age 65...............    38,578                  *                  *                      *
 Age 70...............    52,445                  *                  *                      *
Age 115...............         *                  *                  *                      *

                                             ASSUMING
                                   4% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............     $  242              $    0             $100,242
      2...............        605                   0              100,605
      3...............        968                   0              100,968
      4...............      1,331                 355              101,331
      5...............      1,692                 716              101,692
      6...............      2,051               1,215              102,051
      7...............      2,407               1,754              102,407
      8...............      2,758               2,280              102,758
      9...............      3,106               2,795              103,106
     10...............      3,449               3,297              103,449
     15...............      5,027               5,027              105,027
     20...............      6,166               6,166              106,166
     25...............      6,613               6,613              106,613
     30...............      5,948               5,948              105,948
     35...............      3,234               3,234              103,234
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      5,948               5,948              105,948
 Age 70...............      3,234               3,234              103,234
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      8% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $    581             $  130              $    0             $100,130
      2...............      1,190                432                   0              100,432
      3...............      1,831                740                   0              100,740
      4...............      2,503              1,054                  78              101,054
      5...............      3,209              1,373                 367              101,373
      6...............      3,950              1,694                 858              101,694
      7...............      4,728              2,017               1,364              102,017
      8...............      5,545              2,341               1,863              102,341
      9...............      6,403              2,666               2,355              102,666
     10...............      7,304              2,993               2,841              102,993
     15...............     12,530              4,595               4,595              104,595
     20...............     19,200              5,872               5,872              105,872
     25...............     27,713              6,323               6,323              106,323
     30...............     38,578              4,985               4,985              104,985
     35...............     52,445                  *                   *                    *
     40...............     70,143                  *                   *                    *
     45...............     92,730                  *                   *                    *
     50...............          *                  *                   *                    *
     55...............          *                  *                   *                    *
     60...............          *                  *                   *                    *
     65...............          *                  *                   *                    *
     70...............          *                  *                   *                    *
     75...............          *                  *                   *                    *
     80...............          *                  *                   *                    *
 Age 65...............     38,578              4,985               4,985              104,985
 Age 70...............     52,445                  *                   *                    *
Age 115...............          *                  *                   *                    *

                                             ASSUMING
                                   8% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............    $   257             $     0             $100,257
      2...............        647                   0              100,647
      3...............      1,054                  78              101,054
      4...............      1,477                 501              101,477
      5...............      1,918                 942              101,918
      6...............      2,375               1,539              102,375
      7...............      2,849               2,196              102,849
      8...............      3,341               2,863              103,341
      9...............      3,851               3,540              103,851
     10...............      4,381               4,229              104,381
     15...............      7,299               7,299              107,299
     20...............     10,573              10,573              110,573
     25...............     14,110              14,110              114,110
     30...............     17,647              17,647              117,647
     35...............     20,292              20,292              120,292
     40...............     20,583              20,583              120,583
     45...............     14,652              14,652              114,652
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............     17,647              17,647              117,647
 Age 70...............     20,292              20,292              120,292
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.20% ON A GUARANTEED BASIS AND 6.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                             ASSUMING
                                                  12% HYPOTHETICAL GROSS RETURN,
                                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                              AND GUARANTEED MAXIMUM EXPENSE CHARGES
                         PREMIUMS         -----------------------------------------------
        END OF          ACCUMULATED       END OF YEAR       END OF YEAR       END OF YEAR
        POLICY             AT 5%          ACCUMULATED        SURRENDER           DEATH
         YEAR            PER YEAR            VALUE             VALUE            BENEFIT
----------------------- -----------       -----------       -----------       -----------
      1................   $    581          $   142           $     0           $100,142
      2................      1,190              466                 0            100,466
      3................      1,831              810                 0            100,810
      4................      2,503            1,175               199            101,175
      5................      3,209            1,563               587            101,563
      6................      3,950            1,973             1,137            101,973
      7................      4,728            2,406             1,753            102,406
      8................      5,545            2,864             2,386            102,864
      9................      6,403            3,349             3,038            103,349
     10................      7,304            3,866             3,714            103,866
     15................     12,530            6,961             6,961            106,961
     20................     19,200           11,021            11,021            111,021
     25................     27,713           16,215            16,215            116,215
     30................     38,578           22,535            22,535            122,535
     35................     52,445           28,661            28,661            128,661
     40................     70,143           31,757            31,757            131,757
     45................     92,730           22,771            22,771            122,771
     50................    121,558                *                 *                  *
     55................    158,351                *                 *                  *
     60................    205,309                *                 *                  *
     65................    265,240                *                 *                  *
     70................    341,730                *                 *                  *
     75................    439,352                *                 *                  *
     80................    563,945                *                 *                  *
 Age 65................     38,578           22,535            22,535            122,535
 Age 70................     52,445           28,661            28,661            128,661
Age 115................    563,945                *                 *                  *

                                              ASSUMING
                                   12% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                             AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                         --------------------------------------------------
        END OF           END OF YEAR        END OF YEAR        END OF YEAR
        POLICY           ACCUMULATED         SURRENDER            DEATH
         YEAR               VALUE              VALUE             BENEFIT
-----------------------  ------------       ------------       ------------
      1................   $      271         $        0         $  100,271
      2................          690                  0            100,690
      3................        1,144                168            101,144
      4................        1,636                660            101,636
      5................        2,169              1,193            102,169
      6................        2,745              1,909            102,745
      7................        3,368              2,715            103,368
      8................        4,043              3,565            104,043
      9................        4,776              4,465            104,776
     10................        5,571              5,419            105,571
     15................       10,663             10,663            110,663
     20................       18,232             18,232            118,232
     25................       29,610             29,610            129,610
     30................       46,835             46,835            146,835
     35................       72,649             72,649            172,649
     40................      111,289            111,289            211,289
     45................      167,595            167,595            267,595
     50................      249,178            249,178            349,178
     55................      366,654            366,654            466,654
     60................      535,730            535,730            635,730
     65................      722,412            722,412            822,412
     70................      932,955            932,955          1,032,955
     75................    1,246,531          1,246,531          1,346,531
     80................    1,739,681          1,739,681          1,839,681
 Age 65................       46,835             46,835            146,835
 Age 70................       72,649             72,649            172,649
Age 115................    1,739,681          1,739,681          1,839,681


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      0% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   581               $107                 $0               $100,000
      2...............     1,190                369                  0                100,000
      3...............     1,831                615                  0                100,000
      4...............     2,503                  *                  *                      *
      5...............     3,208                  *                  *                      *
      6...............     3,950                  *                  *                      *
      7...............     4,728                  *                  *                      *
      8...............     5,545                  *                  *                      *
      9...............     6,403                  *                  *                      *
     10...............     7,303                  *                  *                      *
     15...............    12,530                  *                  *                      *
     20...............    19,200                  *                  *                      *
     25...............    27,713                  *                  *                      *
     30...............    38,578                  *                  *                      *
     35...............         *                  *                  *                      *
     40...............         *                  *                  *                      *
     45...............         *                  *                  *                      *
     50...............         *                  *                  *                      *
     55...............         *                  *                  *                      *
     60...............         *                  *                  *                      *
     65...............         *                  *                  *                      *
     70...............         *                  *                  *                      *
     75...............         *                  *                  *                      *
     80...............         *                  *                  *                      *
 Age 65...............    38,578                  *                  *                      *
 Age 70...............         *                  *                  *                      *
Age 115...............         *                  *                  *                      *

                                             ASSUMING
                                   0% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............     $  228              $    0             $100,000
      2...............        565                   0              100,000
      3...............        889                   0              100,000
      4...............      1,199                 223              100,000
      5...............      1,496                 520              100,000
      6...............      1,777                 941              100,000
      7...............      2,042               1,389              100,000
      8...............      2,292               1,814              100,000
      9...............      2,526               2,215              100,000
     10...............      2,745               2,593              100,000
     15...............      3,556               3,556              100,000
     20...............      3,755               3,755              100,000
     25...............      3,210               3,210              100,000
     30...............      1,647               1,647              100,000
     35...............          *                   *                    *
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      1,647               1,647              100,000
 Age 70...............          *                   *                    *
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      4% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   581               $119                 $0               $100,000
      2...............     1,190                401                  0                100,000
      3...............     1,831                677                  0                100,000
      4...............     2,503                  *                  *                      *
      5...............     3,208                  *                  *                      *
      6...............     3,950                  *                  *                      *
      7...............     4,728                  *                  *                      *
      8...............     5,545                  *                  *                      *
      9...............     6,403                  *                  *                      *
     10...............     7,303                  *                  *                      *
     15...............    12,530                  *                  *                      *
     20...............    19,200                  *                  *                      *
     25...............    27,713                  *                  *                      *
     30...............    38,578                  *                  *                      *
     35...............    52,445                  *                  *                      *
     40...............         *                  *                  *                      *
     45...............         *                  *                  *                      *
     50...............         *                  *                  *                      *
     55...............         *                  *                  *                      *
     60...............         *                  *                  *                      *
     65...............         *                  *                  *                      *
     70...............         *                  *                  *                      *
     75...............         *                  *                  *                      *
     80...............         *                  *                  *                      *
 Age 65...............    38,578                  *                  *                      *
 Age 70...............    52,445                  *                  *                      *
Age 115...............         *                  *                  *                      *

                                             ASSUMING
                                   4% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............     $  242              $    0             $100,000
      2...............        606                   0              100,000
      3...............        970                   0              100,000
      4...............      1,335                 359              100,000
      5...............      1,699                 723              100,000
      6...............      2,061               1,225              100,000
      7...............      2,421               1,768              100,000
      8...............      2,778               2,300              100,000
      9...............      3,132               2,821              100,000
     10...............      3,483               3,331              100,000
     15...............      5,124               5,124              100,000
     20...............      6,393               6,393              100,000
     25...............      7,064               7,064              100,000
     30...............      6,742               6,742              100,000
     35...............      4,483               4,483              100,000
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      6,742               6,742              100,000
 Age 70...............      4,483               4,483              100,000
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      8% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $    581             $  131              $    0             $100,000
      2...............      1,190                433                   0              100,000
      3...............      1,831                743                   0              100,000
      4...............      2,503              1,059                  83              100,000
      5...............      3,208              1,382                 406              100,000
      6...............      3,950              1,707                 871              100,000
      7...............      4,728              2,036               1,383              100,000
      8...............      5,545              2,368               1,890              100,000
      9...............      6,403              2,703               2,392              100,000
     10...............      7,303              3,042               2,890              100,000
     15...............     12,530              4,746               4,746              100,000
     20...............     19,200              6,247               6,247              100,000
     25...............     27,713              7,127               7,127              100,000
     30...............     38,578              6,523               6,523              100,000
     35...............     52,445              1,974               1,974              100,000
     40...............     70,143                  *                   *                    *
     45...............     92,730                  *                   *                    *
     50...............    121,558                  *                   *                    *
     55...............          *                  *                   *                    *
     60...............          *                  *                   *                    *
     65...............          *                  *                   *                    *
     70...............          *                  *                   *                    *
     75...............          *                  *                   *                    *
     80...............          *                  *                   *                    *
 Age 65...............     38,578              6,523               6,523              100,000
 Age 70...............     52,445              1,974               1,974              100,000
Age 115...............          *                  *                   *                    *

                                             ASSUMING
                                   8% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............    $   257             $     0             $100,000
      2...............        648                   0              100,000
      3...............      1,056                  80              100,000
      4...............      1,482                 506              100,000
      5...............      1,926                 950              100,000
      6...............      2,387               1,551              100,000
      7...............      2,866               2,213              100,000
      8...............      3,365               2,887              100,000
      9...............      3,884               3,573              100,000
     10...............      4,426               4,274              100,000
     15...............      7,447               7,447              100,000
     20...............     10,974              10,974              100,000
     25...............     15,059              15,059              100,000
     30...............     19,701              19,701              100,000
     35...............     24,542              24,542              100,000
     40...............     29,038              29,038              100,000
     45...............     31,116              31,116              100,000
     50...............     27,132              27,132              100,000
     55...............      7,188               7,188              100,000
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............     19,701              19,701              100,000
 Age 70...............     24,542              24,542              100,000
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.21% ON A GUARANTEED BASIS AND 6.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                             ASSUMING
                                                  12% HYPOTHETICAL GROSS RETURN,
                                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                GUARANTEED MAXIMUM EXPENSE CHARGES
                       PREMIUMS         --------------------------------------------------
       END OF         ACCUMULATED       END OF YEAR        END OF YEAR        END OF YEAR
       POLICY            AT 5%          ACCUMULATED         SURRENDER            DEATH
        YEAR           PER YEAR            VALUE              VALUE             BENEFIT
--------------------- -----------       ------------       ------------       ------------
      1..............   $    581         $      143         $        0         $  100,000
      2..............      1,190                467                  0            100,000
      3..............      1,831                813                  0            100,000
      4..............      2,503              1,181                205            100,000
      5..............      3,208              1,573                597            100,000
      6..............      3,950              1,989              1,153            100,000
      7..............      4,728              2,429              1,776            100,000
      8..............      5,545              2,897              2,419            100,000
      9..............      6,403              3,396              3,085            100,000
     10..............      7,303              3,929              3,777            100,000
     15..............     12,530              7,193              7,193            100,000
     20..............     19,200             11,707             11,707            100,000
     25..............     27,713             18,019             18,019            100,000
     30..............     38,578             26,991             26,991            100,000
     35..............     52,445             39,517             39,517            100,000
     40..............     70,143             58,036             58,036            100,000
     45..............     92,730             88,410             88,410            100,000
     50..............    121,558            143,227            143,227            150,389
     55..............    158,351            227,053            227,053            238,406
     60..............    205,309            359,509            359,509            363,104
     65..............    265,240            568,898            568,898            574,587
     70..............    341,730            878,856            878,856            887,644
     75..............    439,352          1,356,148          1,356,148          1,369,710
     80..............    563,945          2,091,115          2,091,115          2,112,027
 Age 65..............     38,578             26,991             26,991            100,000
 Age 70..............     52,445             39,517             39,517            100,000
Age 115..............    563,945          2,091,115          2,091,115          2,112,027

                                            ASSUMING
                                 12% HYPOTHETICAL GROSS RETURN,
                       NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                           AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                       --------------------------------------------------
       END OF          END OF YEAR        END OF YEAR        END OF YEAR
       POLICY          ACCUMULATED         SURRENDER            DEATH
        YEAR              VALUE              VALUE             BENEFIT
---------------------  ------------       ------------       ------------
      1..............   $      272         $        0         $  100,000
      2..............          692                  0            100,000
      3..............        1,147                171            100,000
      4..............        1,641                665            100,000
      5..............        2,178              1,202            100,000
      6..............        2,759              1,923            100,000
      7..............        3,389              2,736            100,000
      8..............        4,073              3,595            100,000
      9..............        4,818              4,507            100,000
     10..............        5,629              5,477            100,000
     15..............       10,887             10,887            100,000
     20..............       18,943             18,943            100,000
     25..............       31,602             31,602            100,000
     30..............       52,044             52,044            100,000
     35..............       85,972             85,972            100,000
     40..............      142,568            142,568            152,548
     45..............      234,861            234,861            246,604
     50..............      383,306            383,306            402,472
     55..............      619,749            619,749            650,736
     60..............    1,002,651          1,002,651          1,012,678
     65..............    1,623,724          1,623,724          1,639,961
     70..............    2,609,587          2,609,587          2,635,683
     75..............    4,182,293          4,182,293          4,224,116
     80..............    6,690,747          6,690,747          6,757,654
 Age 65..............       52,044             52,044            100,000
 Age 70..............       85,972             85,972            100,000
Age 115..............    6,690,747          6,690,747          6,757,654


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      0% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   744              $  227              $    0             $100,227
      2...............     1,526                 608                   0              100,608
      3...............     2,347                 970                   0              100,970
      4...............     3,209               1,312                  24              101,312
      5...............     4,114               1,635                 504              101,635
      6...............     5,064               1,935               1,015              101,935
      7...............     6,061               2,212               1,494              102,212
      8...............     7,109               2,466               1,940              102,466
      9...............     8,209               2,694               2,352              102,694
     10...............     9,364               2,895               2,728              102,895
     15...............    16,064               3,429               3,429              103,429
     20...............    24,616               2,884               2,884              102,884
     25...............    35,530                 555                 555              100,555
     30...............    49,460                   *                   *                    *
     35...............         *                   *                   *                    *
     40...............         *                   *                   *                    *
     45...............         *                   *                   *                    *
     50...............         *                   *                   *                    *
     55...............         *                   *                   *                    *
     60...............         *                   *                   *                    *
     65...............         *                   *                   *                    *
     70...............         *                   *                   *                    *
     75...............         *                   *                   *                    *
     80...............         *                   *                   *                    *
 Age 65...............    49,460                   *                   *                    *
 Age 70...............         *                   *                   *                    *
Age 115...............         *                   *                   *                    *

                                             ASSUMING
                                   0% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............     $  356              $    0             $100,356
      2...............        819                   0              100,819
      3...............      1,266                   0              101,266
      4...............      1,697                 409              101,697
      5...............      2,113                 982              102,113
      6...............      2,510               1,590              102,510
      7...............      2,888               2,170              102,888
      8...............      3,248               2,722              103,248
      9...............      3,588               3,246              103,588
     10...............      3,907               3,740              103,907
     15...............      5,105               5,105              105,105
     20...............      5,411               5,411              105,411
     25...............      4,375               4,375              104,375
     30...............      1,374               1,374              101,374
     35...............          *                   *                    *
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      1,374               1,374              101,374
 Age 70...............          *                   *                    *
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      4% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   744              $  244              $    0             $100,244
      2...............     1,526                 655                   0              100,655
      3...............     2,347               1,063                   0              101,063
      4...............     3,209               1,466                 178              101,466
      5...............     4,114               1,865                 734              101,865
      6...............     5,064               2,255               1,335              102,255
      7...............     6,061               2,635               1,917              102,635
      8...............     7,109               3,005               2,479              103,005
      9...............     8,209               3,362               3,020              103,362
     10...............     9,364               3,703               3,536              103,703
     15...............    16,064               5,076               5,076              105,076
     20...............    24,616               5,475               5,475              105,475
     25...............    35,530               3,909               3,909              103,909
     30...............    49,460                   *                   *                    *
     35...............    67,239                   *                   *                    *
     40...............         *                   *                   *                    *
     45...............         *                   *                   *                    *
     50...............         *                   *                   *                    *
     55...............         *                   *                   *                    *
     60...............         *                   *                   *                    *
     65...............         *                   *                   *                    *
     70...............         *                   *                   *                    *
     75...............         *                   *                   *                    *
     80...............         *                   *                   *                    *
 Age 65...............    49,460                   *                   *                    *
 Age 70...............    67,239                   *                   *                    *
Age 115...............         *                   *                   *                    *

                                             ASSUMING
                                   4% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............     $  376              $    0             $100,376
      2...............        876                   0              100,876
      3...............      1,379                  91              101,379
      4...............      1,886                 598              101,886
      5...............      2,396               1,265              102,396
      6...............      2,905               1,985              102,905
      7...............      3,415               2,697              103,415
      8...............      3,924               3,398              103,924
      9...............      4,431               4,089              104,431
     10...............      4,934               4,767              104,934
     15...............      7,288               7,288              107,288
     20...............      9,058               9,058              109,058
     25...............      9,600               9,600              109,600
     30...............      7,957               7,957              107,957
     35...............      2,780               2,780              102,780
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      7,957               7,957              107,957
 Age 70...............      2,780               2,780              102,780
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      8% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $    744            $   262             $     0             $100,262
      2...............      1,526                704                   0              100,704
      3...............      2,347              1,161                   0              101,161
      4...............      3,209              1,634                 346              101,634
      5...............      4,114              2,121                 990              102,121
      6...............      5,064              2,621               1,701              102,621
      7...............      6,061              3,134               2,416              103,134
      8...............      7,109              3,658               3,132              103,658
      9...............      8,209              4,194               3,852              104,194
     10...............      9,364              4,740               4,573              104,740
     15...............     16,064              7,534               7,534              107,534
     20...............     24,616             10,070              10,070              110,070
     25...............     35,530             11,289              11,289              111,289
     30...............     49,460              9,235               9,235              109,235
     35...............     67,239                138                 138              100,138
     40...............     89,929                  *                   *                    *
     45...............    118,889                  *                   *                    *
     50...............          *                  *                   *                    *
     55...............          *                  *                   *                    *
     60...............          *                  *                   *                    *
     65...............          *                  *                   *                    *
     70...............          *                  *                   *                    *
     75...............          *                  *                   *                    *
     80...............          *                  *                   *                    *
 Age 65...............     49,460              9,235               9,235              109,235
 Age 70...............     67,239                138                 138              100,138
Age 115...............          *                  *                   *                    *

                                             ASSUMING
                                   8% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............    $   396             $     0             $100,396
      2...............        935                   0              100,935
      3...............      1,499                 211              101,499
      4...............      2,091                 803              102,091
      5...............      2,711               1,580              102,711
      6...............      3,358               2,438              103,358
      7...............      4,035               3,317              104,035
      8...............      4,741               4,215              104,741
      9...............      5,477               5,135              105,477
     10...............      6,245               6,078              106,245
     15...............     10,508              10,508              110,508
     20...............     15,352              15,352              115,352
     25...............     20,354              20,354              120,354
     30...............     24,688              24,688              124,688
     35...............     26,923              26,923              126,923
     40...............     24,391              24,391              124,391
     45...............     12,534              12,534              112,534
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............     24,688              24,688              124,688
 Age 70...............     26,923              26,923              126,923
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.21% ON A GUARANTEED BASIS AND 6.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                            ASSUMING
                                                 12% HYPOTHETICAL GROSS RETURN,
                                          GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                             AND GUARANTEED MAXIMUM EXPENSE CHARGES
                          PREMIUMS        ---------------------------------------------
         END OF          ACCUMULATED      END OF YEAR      END OF YEAR      END OF YEAR
         POLICY             AT 5%         ACCUMULATED       SURRENDER          DEATH
          YEAR            PER YEAR           VALUE            VALUE           BENEFIT
------------------------ -----------      -----------      -----------      -----------
      1.................   $    744         $   279          $     0          $100,279
      2.................      1,526             754                0           100,754
      3.................      2,347           1,266                0           101,266
      4.................      3,209           1,815              527           101,815
      5.................      4,114           2,406            1,275           102,406
      6.................      5,064           3,040            2,120           103,040
      7.................      6,061           3,719            3,001           103,719
      8.................      7,109           4,448            3,922           104,448
      9.................      8,209           5,229            4,887           105,229
     10.................      9,364           6,066            5,899           106,066
     15.................     16,064          11,199           11,199           111,199
     20.................     24,616          18,185           18,185           118,185
     25.................     35,530          27,121           27,121           127,121
     30.................     49,460          37,594           37,594           137,594
     35.................     67,239          47,684           47,684           147,684
     40.................     89,929          52,596           52,596           152,596
     45.................    118,889          41,471           41,471           141,471
     50.................    155,849               *                *                 *
     55.................    203,020               *                *                 *
     60.................    263,225               *                *                 *
     65.................    340,062               *                *                 *
     70.................    438,129               *                *                 *
     75.................    563,290               *                *                 *
     80.................    723,030               *                *                 *
 Age 65.................     49,460          37,594           37,594           137,594
 Age 70.................     67,239          47,684           47,684           147,684
Age 115.................    723,030               *                *                 *

                                               ASSUMING
                                    12% HYPOTHETICAL GROSS RETURN,
                           NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                              AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                          ---------------------------------------------------
         END OF            END OF YEAR        END OF YEAR        END OF YEAR
         POLICY            ACCUMULATED         SURRENDER            DEATH
          YEAR                VALUE              VALUE             BENEFIT
------------------------  -------------      -------------      -------------
      1.................   $      416         $        0         $  100,416
      2.................          995                  0            100,995
      3.................        1,626                338            101,626
      4.................        2,313              1,025            102,313
      5.................        3,061              1,930            103,061
      6.................        3,875              2,955            103,875
      7.................        4,761              4,043            104,761
      8.................        5,725              5,199            105,725
      9.................        6,774              6,432            106,774
     10.................        7,915              7,748            107,915
     15.................       15,264             15,264            115,264
     20.................       26,240             26,240            126,240
     25.................       42,464             42,464            142,464
     30.................       66,305             66,305            166,305
     35.................      101,305            101,305            201,305
     40.................      152,488            152,488            252,488
     45.................      227,015            227,015            327,015
     50.................      337,051            337,051            437,051
     55.................      501,345            501,345            601,345
     60.................      750,657            750,657            850,657
     65.................    1,073,645          1,073,645          1,173,645
     70.................    1,508,488          1,508,488          1,608,488
     75.................    2,189,197          2,189,197          2,289,197
     80.................    3,283,320          3,283,320          3,383,320
 Age 65.................       66,305             66,305            166,305
 Age 70.................      101,305            101,305            201,305
Age 115.................    3,283,320          3,283,320          3,383,320


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      0% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   744              $  228              $    0             $100,000
      2...............     1,526                 610                   0              100,000
      3...............     2,347                 974                   0              100,000
      4...............     3,209               1,320                  32              100,000
      5...............     4,114               1,646                 515              100,000
      6...............     5,064               1,951               1,031              100,000
      7...............     6,061               2,234               1,516              100,000
      8...............     7,109               2,495               1,969              100,000
      9...............     8,209               2,731               2,389              100,000
     10...............     9,364               2,941               2,774              100,000
     15...............    16,064               3,543               3,543              100,000
     20...............    24,616               3,101               3,101              100,000
     25...............    35,530                 870                 870              100,000
     30...............    49,460                   *                   *                    *
     35...............         *                   *                   *                    *
     40...............         *                   *                   *                    *
     45...............         *                   *                   *                    *
     50...............         *                   *                   *                    *
     55...............         *                   *                   *                    *
     60...............         *                   *                   *                    *
     65...............         *                   *                   *                    *
     70...............         *                   *                   *                    *
     75...............         *                   *                   *                    *
     80...............         *                   *                   *                    *
 Age 65...............    49,460                   *                   *                    *
 Age 70...............         *                   *                   *                    *
Age 115...............         *                   *                   *                    *

                                             ASSUMING
                                   0% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............     $  356              $    0             $100,000
      2...............        820                   0              100,000
      3...............      1,269                   0              100,000
      4...............      1,703                 415              100,000
      5...............      2,122                 991              100,000
      6...............      2,523               1,603              100,000
      7...............      2,906               2,188              100,000
      8...............      3,272               2,746              100,000
      9...............      3,619               3,277              100,000
     10...............      3,946               3,779              100,000
     15...............      5,209               5,209              100,000
     20...............      5,633               5,633              100,000
     25...............      4,775               4,775              100,000
     30...............      1,953               1,953              100,000
     35...............          *                   *                    *
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      1,953               1,953              100,000
 Age 70...............          *                   *                    *
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      4% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $   744              $  245              $    0             $100,000
      2...............     1,526                 657                   0              100,000
      3...............     2,347               1,068                   0              100,000
      4...............     3,209               1,475                 187              100,000
      5...............     4,114               1,878                 747              100,000
      6...............     5,064               2,274               1,354              100,000
      7...............     6,061               2,662               1,944              100,000
      8...............     7,109               3,041               2,515              100,000
      9...............     8,209               3,410               3,068              100,000
     10...............     9,364               3,765               3,598              100,000
     15...............    16,064               5,250               5,250              100,000
     20...............    24,616               5,867               5,867              100,000
     25...............    35,530               4,653               4,653              100,000
     30...............    49,460                   *                   *                    *
     35...............    67,239                   *                   *                    *
     40...............         *                   *                   *                    *
     45...............         *                   *                   *                    *
     50...............         *                   *                   *                    *
     55...............         *                   *                   *                    *
     60...............         *                   *                   *                    *
     65...............         *                   *                   *                    *
     70...............         *                   *                   *                    *
     75...............         *                   *                   *                    *
     80...............         *                   *                   *                    *
 Age 65...............    49,460                   *                   *                    *
 Age 70...............    67,239                   *                   *                    *
Age 115...............         *                   *                   *                    *

                                             ASSUMING
                                   4% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............    $   376             $     0             $100,000
      2...............        878                   0              100,000
      3...............      1,383                  95              100,000
      4...............      1,893                 605              100,000
      5...............      2,406               1,275              100,000
      6...............      2,921               2,001              100,000
      7...............      3,437               2,719              100,000
      8...............      3,954               3,428              100,000
      9...............      4,471               4,129              100,000
     10...............      4,986               4,819              100,000
     15...............      7,444               7,444              100,000
     20...............      9,444               9,444              100,000
     25...............     10,431              10,431              100,000
     30...............      9,530               9,530              100,000
     35...............      5,305               5,305              100,000
     40...............          *                   *                    *
     45...............          *                   *                    *
     50...............          *                   *                    *
     55...............          *                   *                    *
     60...............          *                   *                    *
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............      9,530               9,530              100,000
 Age 70...............      5,305               5,305              100,000
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                                ASSUMING
                                                      8% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                                 AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS           ---------------------------------------------------
        END OF         ACCUMULATED         END OF YEAR         END OF YEAR         END OF YEAR
        POLICY            AT 5%            ACCUMULATED          SURRENDER             DEATH
         YEAR           PER YEAR              VALUE               VALUE              BENEFIT
---------------------- -----------         -----------         -----------         -----------
      1...............   $    744            $   263             $     0             $100,000
      2...............      1,526                706                   0              100,000
      3...............      2,347              1,167                   0              100,000
      4...............      3,209              1,643                 355              100,000
      5...............      4,114              2,136               1,005              100,000
      6...............      5,064              2,644               1,724              100,000
      7...............      6,061              3,166               2,448              100,000
      8...............      7,109              3,704               3,178              100,000
      9...............      8,209              4,256               3,914              100,000
     10...............      9,364              4,821               4,654              100,000
     15...............     16,064              7,800               7,800              100,000
     20...............     24,616             10,778              10,778              100,000
     25...............     35,530             12,964              12,964              100,000
     30...............     49,460             12,788              12,788              100,000
     35...............     67,239              6,646               6,646              100,000
     40...............     89,929                  *                   *                    *
     45...............    118,889                  *                   *                    *
     50...............    155,849                  *                   *                    *
     55...............    203,020                  *                   *                    *
     60...............    263,225                  *                   *                    *
     65...............          *                  *                   *                    *
     70...............          *                  *                   *                    *
     75...............          *                  *                   *                    *
     80...............          *                  *                   *                    *
 Age 65...............     49,460             12,788              12,788              100,000
 Age 70...............     67,239              6,646               6,646              100,000
Age 115...............          *                  *                   *                    *

                                             ASSUMING
                                   8% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF          END OF YEAR         END OF YEAR         END OF YEAR
        POLICY          ACCUMULATED          SURRENDER             DEATH
         YEAR              VALUE               VALUE              BENEFIT
----------------------  -----------         -----------         -----------
      1...............    $   396             $     0             $100,000
      2...............        937                   0              100,000
      3...............      1,504                 216              100,000
      4...............      2,099                 811              100,000
      5...............      2,723               1,592              100,000
      6...............      3,377               2,457              100,000
      7...............      4,061               3,343              100,000
      8...............      4,778               4,252              100,000
      9...............      5,528               5,186              100,000
     10...............      6,313               6,146              100,000
     15...............     10,745              10,745              100,000
     20...............     16,028              16,028              100,000
     25...............     22,086              22,086              100,000
     30...............     28,762              28,762              100,000
     35...............     35,843              35,843              100,000
     40...............     42,870              42,870              100,000
     45...............     48,982              48,982              100,000
     50...............     53,381              53,381              100,000
     55...............     53,769              53,769              100,000
     60...............     43,688              43,688              100,000
     65...............          *                   *                    *
     70...............          *                   *                    *
     75...............          *                   *                    *
     80...............          *                   *                    *
 Age 65...............     28,762              28,762              100,000
 Age 70...............     35,843              35,843              100,000
Age 115...............          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.21% ON A GUARANTEED BASIS AND 6.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                             ASSUMING
                                                  12% HYPOTHETICAL GROSS RETURN,
                                         GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND
                                                GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS        ---------------------------------------------------
        END OF         ACCUMULATED       END OF YEAR        END OF YEAR        END OF YEAR
        POLICY            AT 5%          ACCUMULATED         SURRENDER            DEATH
         YEAR           PER YEAR            VALUE              VALUE             BENEFIT
---------------------- -----------      -------------      -------------      -------------
      1...............   $    744        $      280         $        0         $  100,000
      2...............      1,526               757                  0            100,000
      3...............      2,347             1,271                  0            100,000
      4...............      3,209             1,826                538            100,000
      5...............      4,114             2,424              1,293            100,000
      6...............      5,064             3,067              2,147            100,000
      7...............      6,061             3,759              3,041            100,000
      8...............      7,109             4,505              3,979            100,000
      9...............      8,209             5,308              4,966            100,000
     10...............      9,364             6,173              6,006            100,000
     15...............     16,064            11,605             11,605            100,000
     20...............     24,616            19,461             19,461            100,000
     25...............     35,530            30,791             30,791            100,000
     30...............     49,460            47,622             47,622            100,000
     35...............     67,239            74,430             74,430            100,000
     40...............     89,929           121,278            121,278            129,768
     45...............    118,889           197,364            197,364            207,232
     50...............    155,849           315,268            315,268            331,031
     55...............    203,020           493,137            493,137            517,794
     60...............    263,225           775,486            775,486            783,241
     65...............    340,062         1,224,500          1,224,500          1,236,745
     70...............    438,129         1,889,342          1,889,342          1,908,235
     75...............    563,290         2,913,108          2,913,108          2,942,239
     80...............    723,030         4,489,571          4,489,571          4,534,467
 Age 65...............     49,460            47,622             47,622            100,000
 Age 70...............     67,239            74,430             74,430            100,000
Age 115...............    723,030         4,489,571          4,489,571          4,534,467

                                             ASSUMING
                                  12% HYPOTHETICAL GROSS RETURN,
                         NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        ---------------------------------------------------
        END OF           END OF YEAR        END OF YEAR        END OF YEAR
        POLICY           ACCUMULATED         SURRENDER            DEATH
         YEAR               VALUE              VALUE             BENEFIT
----------------------  -------------      -------------      -------------
      1...............   $      417         $        0         $  100,000
      2...............          997                  0            100,000
      3...............        1,631                343            100,000
      4...............        2,321              1,033            100,000
      5...............        3,075              1,944            100,000
      6...............        3,897              2,977            100,000
      7...............        4,793              4,075            100,000
      8...............        5,772              5,246            100,000
      9...............        6,839              6,497            100,000
     10...............        8,005              7,838            100,000
     15...............       15,621             15,621            100,000
     20...............       27,431             27,431            100,000
     25...............       46,075             46,075            100,000
     30...............       76,606             76,606            100,000
     35...............      127,409            127,409            147,795
     40...............      209,609            209,609            224,282
     45...............      343,630            343,630            360,812
     50...............      558,136            558,136            586,043
     55...............      898,512            898,512            943,438
     60...............    1,450,883          1,450,883          1,465,392
     65...............    2,348,945          2,348,945          2,372,435
     70...............    3,774,613          3,774,613          3,812,359
     75...............    6,048,818          6,048,818          6,109,306
     80...............    9,675,991          9,675,991          9,772,751
 Age 65...............       76,606             76,606            100,000
 Age 70...............      127,409            127,409            147,795
Age 115...............    9,675,991          9,675,991          9,772,751


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE           SPECIFIED AMOUNT FACTOR
40 or younger                   2.50
41                              2.43
42                              2.36
43                              2.29
44                              2.22
45                              2.15
46                              2.09
47                              2.03
48                              1.97
49                              1.91
50                              1.85
51                              1.78
52                              1.71
53                              1.64
54                              1.57
55                              1.50
56                              1.46
57                              1.42
58                              1.38
59                              1.34
60                              1.30
61                              1.28
62                              1.26
63                              1.24
64                              1.22
65                              1.20
66                              1.19
67                              1.18
68                              1.17
69                              1.16
70                              1.15
71                              1.13
72                              1.11
73                              1.09
74                              1.07
75 to 90                        1.05
91                              1.04
92                              1.03
93                              1.02
94 to 114                       1.01
115                             1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

                           MALE, NON-TOBACCO

                                           POLICY YEAR
ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
       10   5.50   5.50   5.50   5.50   5.50   5.50   4.30   3.15   2.05   1.00   0.00
       20   7.46   7.46   7.46   7.46   7.46   6.46   5.05   3.70   2.41   1.18   0.00
       30  10.48  10.48  10.48  10.48   9.85   8.01   6.26   4.59   2.99   1.46   0.00
       40  16.08  16.08  16.08  15.81  13.22  10.75   8.39   6.14   3.99   1.95   0.00
       50  25.74  25.74  25.74  22.86  19.06  15.46  12.03   8.77   5.69   2.77   0.00
       60  56.18  48.88  41.98  35.48  29.36  23.61  18.21  13.17   8.46   4.07   0.00
       70  57.48  49.03  41.24  34.10  27.56  21.62  16.26  11.44   7.14   3.34   0.00
       80  57.48  46.35  36.74  28.53  21.60  15.82  11.08   7.25   4.21   1.83   0.00

                  Male,
                Tobacco
           POLICY YEAR
ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
       10    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
       20  12.00  12.00  12.00  10.90   9.12   7.42   5.79   4.24   2.76   1.35   0.00
       30  17.48  17.48  16.34  13.95  11.66   9.49   7.41   5.42   3.53   1.72   0.00
       40  27.74  26.34  22.80  19.43  16.22  13.16  10.25   7.49   4.86   2.37   0.00
       50  44.66  39.17  33.75  28.62  23.76  19.18  14.86  10.79   6.96   3.37   0.00
       60  57.48  49.60  42.24  35.39  29.02  23.12  17.67  12.65   8.04   3.83   0.00
       70  57.48  48.27  39.97  32.50  25.84  19.94  14.74  10.20   6.26   2.88   0.00
       80  57.48  45.30  35.12  26.68  19.79  14.22   9.78   6.30   3.60   1.55   0.00

                Female,
            Non-Tobacco
           POLICY YEAR
ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
       10   5.30   5.30   5.30   5.30   5.30   5.15   4.03   2.95   1.92   0.94   0.00
       20   5.66   5.66   5.66   5.66   5.66   5.66   4.69   3.44   2.24   1.10   0.00
       30   8.04   8.04   8.04   8.04   8.04   7.37   5.76   4.22   2.75   1.34   0.00
       40  11.98  11.98  11.98  11.98  11.84   9.63   7.52   5.50   3.58   1.75   0.00
       50  17.96  17.96  17.96  17.96  16.44  13.34  10.40   7.60   4.93   2.40   0.00
       60  43.60  40.26  34.72  29.46  24.49  19.79  15.34  11.15   7.20   3.49   0.00
       70  57.48  49.61  42.25  35.38  28.99  23.06  17.59  12.56   7.96   3.78   0.00
       80  57.48  47.51  38.62  30.77  23.90  17.97  12.92   8.67   5.15   2.29   0.00

                Female,
                Tobacco
           POLICY YEAR
ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
       10    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
       20   7.76   7.76   7.76   7.76   7.76   6.47   5.06   3.71   2.41   1.18   0.00
       30  11.40  11.40  11.40  11.40   9.97   8.11   6.34   4.64   3.02   1.48   0.00
       40  17.34  17.34  17.34  15.90  13.28  10.79   8.41   6.15   4.00   1.95   0.00
       50  25.82  25.82  25.82  22.19  18.49  14.97  11.65   8.49   5.50   2.67   0.00
       60  51.72  45.03  38.72  32.76  27.14  21.86  16.89  12.24   7.88   3.80   0.00
       70  57.48  49.36  41.81  34.82  28.36  22.43  17.01  12.07   7.60   3.59   0.00
       80  57.48  47.10  37.97  29.99  23.11  17.24  12.29   8.19   4.83   2.13   0.00

                Unisex,
            Non-Tobacco
           POLICY YEAR
ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
       10   5.50   5.50   5.50   5.50   5.50   5.43   4.24   3.11   2.02   0.99   0.00
       20   7.10   7.10   7.10   7.10   7.10   6.37   4.98   3.65   2.38   1.16   0.00
       30   9.98   9.98   9.98   9.98   9.69   7.88   6.16   4.51   2.94   1.43   0.00
       40  15.24  15.24  15.24  15.24  12.94  10.52   8.21   6.01   3.91   1.91   0.00
       50  24.16  24.16  24.16  22.20  18.51  15.01  11.69   8.53   5.53   2.69   0.00
       60  53.96  46.98  40.38  34.16  28.29  22.77  17.59  12.73   8.18   3.95   0.00
       70  57.48  49.17  41.48  34.39  27.89  21.95  16.56  11.70   7.33   3.44   0.00
       80  57.48  46.67  37.26  29.15  22.24  16.42  11.60   7.65   4.47   1.96   0.00

                Unisex,
                Tobacco
           POLICY YEAR
ISSUE AGE  1      2      3      4      5      6      7      8      9      10     11+
---------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
       10    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
       20  11.14  11.14  11.14  10.61   8.88   7.23   5.64   4.13   2.69   1.32   0.00
       30  16.26  16.26  15.85  13.53  11.32   9.20   7.19   5.26   3.42   1.67   0.00
       40  25.60  25.32  21.92  18.68  15.59  12.66   9.86   7.20   4.68   2.28   0.00
       50  40.68  37.18  32.05  27.19  22.60  18.25  14.15  10.28   6.64   3.22   0.00
       60  57.48  49.70  42.42  35.62  29.28  23.38  17.91  12.86   8.20   3.92   0.00
       70  57.48  48.56  40.46  33.12  26.52  20.61  15.35  10.70   6.62   3.07   0.00
       80  57.48  45.95  36.14  27.88  20.98  15.30  10.69   6.98   4.05   1.76   0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)A

The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 96 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.


Representations pursuant to Section 26(e)(2)(A)


The signatures.

Written consents of the following persons:
    Stephen M. Morain, Esquire.
    Messrs. Sutherland, Asbill & Brennan LLP.
    Ernst & Young LLP, Independent Auditors.
    Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President.

The following exhibits:


1.A.   1.   Certified Resolution of the Board of Directors of the Company
            establishing the Variable Account. (1)
       2.   None.
       3.   (a) Form of Principal Underwriting Agreement. (1)
            (b) Form of Sales Agreement. (1)
            (c) Form of Wholesaling Agreement. (1)
       4.   None.
       5.   (a) Revised Policy Form. (1)
            (b) Revised Application Form. (1)
       6.   (a) Articles of Incorporation of the Company. (1)
            (b) By-Laws of the Company. (1)
       7.   None.
       8.   None.
       9.   (a) Participation Agreement relating to EquiTrust Variable Insurance
                Series Fund. (1)
            (b) Participation Agreement relating to Dreyfus Variable Investment
                Fund. (1)
            (c) Participation Agreement relating to T. Rowe Price Equity Series,
            Inc. and T. Rowe Price International Series, Inc. (1)
      10.   Form of Application (see Exhibit 1.A.(5)(c) above.)
  2.  *Opinion and Consent of Stephen M. Morain.
  3.  None.
  4.  Not applicable.
  5.  Not applicable.
  6.  *Opinion and Consent of Christopher G. Daniels, FSA, MSAA, Life Product
      Development and Pricing Vice President.
  7.  *(a) Consent of Ernst & Young LLP.
      *(b) Consent of Messrs. Sutherland, Asbill & Brennan LLP.
  8.  Memorandum describing the Company's conversion procedure (included in
      Exhibit 9 hereto). (1)
  9.  Revised Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy. (1)
 10.  Powers of Attorney. (1)


------------------------

*   Attached as an exhibit.

(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-62221) on August 25, 1998.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, EquiTrust Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 25th day of April, 2000.


                                          EquiTrust Life Insurance Company
                                          EquiTrust Life Variable Account

                                          By:      /s/ EDWARD M. WIEDERSTEIN
                                             -----------------------------------
                                                    Edward M. Wiederstein
                                                         PRESIDENT

                                              EquiTrust Life Insurance Company


    Pursuant to the requirements of by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


             SIGNATURE                         TITLE                  DATE
             ---------                         -----                  ----

     /s/ EDWARD M. WIEDERSTEIN       President & Director
-----------------------------------   [Principal Executive       April 25, 2000
       Edward M. Wiederstein          Officer]

                                     Senior Vice President,
        /s/ JERRY C. DOWNIN           Secretary-Treasurer &
-----------------------------------   Director [Principal        April 25, 2000
          Jerry C. Downin             Financial Officer]

        /s/ JAMES W. NOYCE           Chief Financial Officer
-----------------------------------   and Director [Principal    April 25, 2000
          James W. Noyce              Accounting Officer]

-----------------------------------  Chief Executive Officer     April 25, 2000
         William J. Oddy*             and Director

-----------------------------------  Executive Vice President    April 25, 2000
         JoAnn Rumelhart*             and Director

-----------------------------------  Chief Administrative        April 25, 2000
        Timothy J. Hoffman*           Officer and Director

                                     Senior Vice President,
-----------------------------------   General Counsel and        April 25, 2000
        Stephen M. Morain*            Director



* By /s/ STEPHEN M. MORAIN
    -----------------------
      Stephen M. Morain
      Attorney-In-Fact,
      pursuant to Power of Attorney.